UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05739

Name of Fund: BlackRock MuniEnhanced Fund, Inc. (MEN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name	and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniEnhanced Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2018

Date of reporting period: 04/30/2018

Item 1 – Report to Stockholders

APRIL 30, 2018

ANNUAL REPORT

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. While the market’s appetite for risk remained healthy, risk taking varied by asset class, as bond investors cautiously shifted to higher-quality securities, and stock investors continued to embrace risk by investing abroad.

The largest global economies experienced sustained, synchronized growth for the first time since the financial crisis, leading to strong equity performance worldwide. Emerging markets stocks posted the highest return, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.5%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates just three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. The economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus, as unemployment dipped below 4.0%, wages increased, and job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet almost matched the total output of the Japanese economy.

The Fed’s measured pace of stimulus reduction could lead to moderately higher inflation, steadily rising interest rates, and improving real growth in 2018. We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including corporate spending on stock buybacks, mergers & acquisitions and capital investment, which could extend the economic cycle if inflation and interest rates rise at a relatively modest pace.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.82%	13.27%
U.S. small cap equities (Russell 2000® Index)	3.27	11.54
International equities (MSCI Europe, Australasia, Far East Index)	3.41	14.51
Emerging market equities (MSCI Emerging Markets Index)	4.80	21.71
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.68	1.17
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(3.79)	(3.64)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.87)	(0.32)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.76)	1.44
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.17)	3.27
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended April 30, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period despite rising interest rates resulting from continued Fed monetary policy normalization, firmer economic data, and the anticipated impacts of fiscal stimulus. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended April 30, 2018, municipal bond funds experienced net inflows of approximately $26 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance was moderate from a historical perspective at $385 billion (well below the robust $424 billion issued in the prior 12-month period), but displayed significant month to month volatility. Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings has suppressed supply in 2018, providing a powerful technical tailwind.	S&P Municipal Bond Index Total Returns as of April 30, 2018 6 months: (0.76)% 12 months: 1.44%

A Closer Look at Yields

From April 30, 2017 to April 30, 2018, yields on AAA-rated 30-year municipal bonds increased by 7 basis points (“bps”) from 3.02% to 3.09%, while 10-year rates increased by 35 bps from 2.14% to 2.49% and 5-year rates increased by 78 bps from 1.41% to 2.19% (as measured by Thomson Municipal Market Data). The municipal yield curve bear flattened significantly over the 12-month period with the spread between 2- and 30-year maturities flattening by 82 bps, led by 54 bps of flattening between 2- and 10-year maturities.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of April 30, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of April 30, 2018	BlackRock MuniAssets Fund, Inc.

Investment Objective

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s Corporation (“S&P”), or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of April 30, 2018 ($13.21)(a)	4.95%
Tax Equivalent Yield(b)	8.36%
Current Monthly Distribution per Common Share(c)	$0.0545
Current Annualized Distribution per Common Share(c)	$0.6540
Economic Leverage as of April 30, 2018(d)	12%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUA(a)(b)	(6.48)%	4.47%
Lipper High Yield Municipal Debt Funds(c)	(0.77)	4.04

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

•	The Fund’s positions in the tobacco and health care sectors, as well as in select development district and single-site project-financing issues, contributed to performance. Holdings in unrated securities and bonds in the B, BB and BBB rating categories, which performed well amid investors’ hearty appetite for higher-yielding securities, also aided results. Portfolio holdings with the longest maturity dates (typically 20 years and longer) added value given that longer-term bonds outperformed.

•	Conversely, the Fund’s performance was hurt by positions in shorter-dated holdings — including higher-quality, pre-refunded bonds — that were most affected by the prospect of tighter Fed policy. Intermediate-term holdings, specifically those in the five- to 10-year range, also lagged somewhat.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock MuniAssets Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$13.21	$14.82	(10.86)%	$15.84	$13.14
Net Asset Value	14.01	14.07	(0.43)	14.29	13.98

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Health	22%	22%
County/City/Special District/School District	17	13
Tobacco	16	16
Transportation	15	19
Education	10	10
Utilities	9	8
Corporate	6	7
State	3	3
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	18%
2019	5
2020	12
2021	18
2022	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18	04/30/17
AAA/Aaa	1%	—%
AA/Aa	18	19
A	7	8
BBB/Baa	21	21
BB/Ba	12	9
B/B	19	11
CCC/Caa	1	1
N/R(b)	21	31

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 5%, respectively, of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of April 30, 2018	BlackRock MuniEnhanced Fund, Inc.

Investment Objective

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds that are rated investment grade quality or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of April 30, 2018 ($10.48)(a)	5.50%
Tax Equivalent Yield(b)	9.29%
Current Monthly Distribution per Common Share(c)	$0.0480
Current Annualized Distribution per Common Share(c)	$0.5760
Economic Leverage as of April 30, 2018(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MEN(a)(b)	(5.23)%	2.93%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(2.37)	2.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

•	During the reporting period, the Fund produced a gain at net asset value. Its return was primarily derived from income given that bond prices fell slightly.

•	The lower end of the investment-grade segment outperformed higher-quality securities in the period. As a result, the Fund’s holdings in bonds rated A and BBB aided returns. Consistent with this trend, allocations to sectors with lower average credit ratings — including transportation and health care — were additive to results.

•	The Fund benefited from its allocation to longer-term bonds, which outpaced short-term issues. Conversely, holdings in pre-refunded securities experienced poor relative performance due to their shorter maturities.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	The Fund’s position in New Jersey appropriated debt, which benefited from meaningful yield spread tightening, further contributed to results.

•	Investments in bonds subject to the AMT helped performance. Yield spreads tightened due to legislation in the Tax Cuts and Jobs Act — which was passed in December 2017 — that eliminated the corporate AMT and significantly limited the reach of the individual AMT.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock MuniEnhanced Fund, Inc.

•	The Fund’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

•	Although yields rose during the period, reinvestment had an adverse effect on the Fund’s income as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$10.48	$11.69	(10.35)%	$12.45	$10.34
Net Asset Value	11.46	11.77	(2.63)	12.11	11.42

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Transportation	24%	24%
County/City/Special District/School District	17	18
State	16	15
Health	14	12
Utilities	13	15
Education	9	11
Corporate	3	3
Housing	2	1
Tobacco	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	9%
2019	14
2020	3
2021	11
2022	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18	04/30/17
AAA/Aaa	7%	11%
AA/Aa	51	57
A	23	17
BBB/Baa	13	12
BB/Ba	2	—
N/R(b)	4	3

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of April 30, 2018	BlackRock MuniHoldings Fund, Inc.

Investment Objective

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of April 30, 2018 ($14.98)(a)	5.61%
Tax Equivalent Yield(b)	9.48%
Current Monthly Distribution per Common Share(c)	$0.0700
Current Annualized Distribution per Common Share(c)	$0.8400
Economic Leverage as of April 30, 2018(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MHD(a)(b)	(4.79)%	3.07%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(2.37)	2.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

•	The Fund’s positions in the transportation, tax-backed (state), tobacco and health care sectors contributed to performance. Holdings in lower-rated investment-grade bonds in the A and BBB rating categories, which performed well amid investors’ hearty appetite for higher-yielding securities, also aided results. Portfolio holdings with the longest maturity dates (typically 20 years and longer) added value given that longer-term bonds outperformed.

•	Conversely, the Fund’s performance was hurt by positions in shorter-dated holdings — including higher-quality, pre-refunded bonds — that were most affected by the prospect of tighter Fed policy. Intermediate-term holdings, specifically those in the 5- to 10-year range, also lagged somewhat.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$14.98	$16.65	(10.03)%	$18.25	$14.90
Net Asset Value	16.41	16.85	(2.61)	17.24	16.36

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Transportation	24%	24%
Health	18	19
Utilities	14	11
County/City/Special District/School District	12	12
State	11	12
Education	9	11
Tobacco	6	5
Corporate	5	6
Housing	1	—	(a)

(a)	Representing less than 1% of the Fund’s total investments.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2018	8%
2019	23
2020	12
2021	11
2022	10

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	04/30/18	04/30/17
AAA/Aaa	3%	5%
AA/Aa	44	47
A	20	19
BBB/Baa	15	16
BB/Ba	4	4
B	4	2
N/R(c)	10	7

(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of April 30, 2018	BlackRock MuniHoldings Fund II, Inc.

Investment Objective

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of April 30, 2018 ($13.75)(a)	5.89%
Tax Equivalent Yield(b)	9.95%
Current Monthly Distribution per Common Share(c)	$0.0675
Current Annualized Distribution per Common Share(c)	$0.8100
Economic Leverage as of April 30, 2018(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUH(a)(b)	(6.61)%	3.09%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(2.37)	2.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

•	During the reporting period, the Fund produced a gain at net asset value. Its return was primarily derived from income given that bond prices fell slightly.

•	Bonds rated below investment grade outpaced investment-grade issues during the period, while the lower end of the investment-grade segment outperformed the highest-quality securities. As a result, the Fund’s holdings in BBB rated and high yield bonds aided returns. Consistent with this trend, allocations to sectors with lower average credit ratings — including tobacco and health care — contributed to results.

•	Yield curve positioning was largely additive, as the Fund held a significant amount of longer-term issues relative to short-term bonds. Yields of long-maturity bonds, which have lower sensitivity to Fed policy, rose less than those on short-term bonds. Conversely, holdings in pre-refunded securities experienced poor relative performance due to their shorter maturities.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock MuniHoldings Fund II, Inc.

•	The Fund’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

•	Although yields rose during the period, reinvestment had an adverse effect on the Fund’s income as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$13.75	$15.59	(11.80)%	$16.63	$13.58
Net Asset Value	15.11	15.52	(2.64)	15.85	15.06

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Transportation	20%	23%
Health	20	19
State	15	14
County/City/Special District/School District	13	12
Utilities	10	11
Education	9	10
Tobacco	6	4
Corporate	5	6
Housing	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	9%
2019	24
2020	11
2021	11
2022	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18	04/30/17
AAA/Aaa	4%	6%
AA/Aa	46	50
A	20	18
BBB/Baa	14	15
BB/Ba	4	3
B	4	1
N/R(b)	8	7

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 2% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of April 30, 2018	BlackRock MuniHoldings Quality Fund, Inc.

Investment Objective

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations, and obligations deemed to be of comparable quality by the investment adviser at the time of investment, with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of April 30, 2018 ($12.40)(a)	6.15%
Tax Equivalent Yield(b)	10.39%
Current Monthly Distribution per Common Share(c)	$0.0635
Current Annualized Distribution per Common Share(c)	$0.7620
Economic Leverage as of April 30, 2018(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUS(a)(b)	(1.88)%	1.33%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(2.37)	2.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

•	During the reporting period, the Fund produced a small gain at net asset value. Its return was primarily derived from income given that bond prices fell slightly.

•	The Fund’s positions in longer-dated bonds were beneficial. Longer-term issues, in addition to providing incremental yield, outpaced shorter maturities due to their lower sensitivity to the direction of Fed policy. Conversely, positions in short-dated securities detracted.

•	Positions in BBB rated bonds added value, as lower-quality issues outperformed higher-quality securities. At the sector level, transportation and tax-backed (local) issues made the most significant contributions to performance due to their large weightings in the portfolio. The Fund’s position in tobacco bonds — the best performing sector in the index for the period — also contributed positively.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. At a time in which Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$12.40	$13.38	(7.32)%	$14.21	$12.30
Net Asset Value	13.35	13.95	(4.30)	14.17	13.33

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Transportation	31%	38%
County/City/Special District/School District	26	25
Utilities	14	13
Health	8	11
State	8	5
Education	7	4
Housing	3	2
Tobacco	2	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2018	17%
2019	12
2020	4
2021	18
2022	2

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18	04/30/17
AAA/Aaa	6%	6%
AA/Aa	52	56
A	28	29
BBB/Baa	10	7
N/R	4	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	15

Fund Summary as of April 30, 2018	BlackRock Muni Intermediate Duration Fund, Inc.

Investment Objective

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund expects to maintain a dollar-weighted average portfolio duration, as calculated by the investment adviser, of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2018 ($13.01)(a)	4.10%
Tax Equivalent Yield(b)	6.93%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Economic Leverage as of April 30, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUI(a)(b)	(2.69)%	2.76%
Lipper Intermediate Municipal Debt Funds(c)	(3.26)	1.52

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

•	Portfolio income was a key contributor to performance at a time of falling prices. The Fund’s use of leverage, while amplifying the impact of weak price performance, was a net contributor as it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

•	The Fund’s yield curve positioning, highlighted by concentrations in longer-dated maturities, was beneficial. Longer-term bonds, in addition to providing incremental yield, outpaced shorter maturities due to their lower sensitivity to the direction of Fed policy. Conversely, positions in short-dated securities detracted.

•	Positions in lower-rated investment-grade bonds added value, as higher-yielding, lower-quality securities generally outperformed. At the sector level, positions in tax-backed (state) issues — particularly New Jersey and Illinois and transportation bonds — contributed.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$13.01	$13.96	(6.81)%	$14.41	$12.96
Net Asset Value	14.93	15.17	(1.58)	15.67	14.90

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Transportation	27%	28%
County/City/Special District/School District	17	17
State	16	12
Education	12	14
Health	10	10
Utilities	9	11
Corporate	5	4
Tobacco	3	2
Housing	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	3%
2019	8
2020	8
2021	15
2022	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18	04/30/17
AAA/Aaa	5%	5%
AA/Aa	37	43
A	32	31
BBB/Baa	18	16
BB/Ba	2	1
B	1	1
N/R(b)	5	3

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated Investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	17

Fund Summary as of April 30, 2018	BlackRock MuniVest Fund II, Inc.

Investment Objective

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of April 30, 2018 ($14.05)(a)	5.42%
Tax Equivalent Yield(b)	9.16%
Current Monthly Distribution per Common Share(c)	$0.0635
Current Annualized Distribution per Common Share(c)	$0.7620
Economic Leverage as of April 30, 2018(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MVT(a)(b)	(3.74)%	2.79%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(2.37)	2.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

•	The Fund’s positions in the transportation, tax-backed (state), single-site project finance and tobacco sectors contributed to performance. Holdings in lower-rated investment-grade bonds in the A and BBB rating categories, which performed well amid investors’ hearty appetite for higher-yielding securities, also aided results. Portfolio holdings with the longest maturity dates (typically 20 years and longer) added value given that longer-term bonds outperformed.

•	Conversely, the Fund’s performance was hurt by positions in shorter-dated holdings — including higher-quality, pre-refunded bonds — that were most affected by the prospect of tighter Fed policy. Intermediate-term holdings, specifically those in the 5- to 10-year range, also lagged somewhat.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$14.05	$15.45	(9.06)%	$16.18	$13.91
Net Asset Value	14.75	15.19	(2.90)	15.46	14.72

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector Allocation	04/30/18	04/30/17
Transportation	29%	26%
Health	18	18
Utilities	13	11
State	12	14
County/City/Special District/School District	9	12
Corporate	6	6
Tobacco	6	5
Education	6	7
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	13%
2019	21
2020	12
2021	10
2022	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18	04/30/17
AAA/Aaa	4%	5%
AA/Aa	42	50
A	20	13
BBB/Baa	18	16
BB/Ba	5	4
B	5	2
N/R(b)	6	10

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 3%, respectively, of the Fund’s total investments.

FUND SUMMARY	19

Schedule of Investments April 30, 2018	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 87.8%

Alabama — 1.8%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$3,745	$4,305,365
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,910	2,257,276
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	2,165	2,365,349

		8,927,990
Alaska — 1.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 06/01/23	640	658,285
5.00%, 06/01/32	1,500	1,500,030
5.00%, 06/01/46	4,290	4,279,532

		6,437,847
Arizona — 2.6%
Arizona IDA, Refunding RB, Series A(b):
Basis Schools, Inc. Projects, 5.13%, 07/01/37	960	991,939
Odyssey Preparatory Academy Project, 5.50%, 07/01/52	1,500	1,465,980
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.40%, 07/01/21(a)	425	480,224
Great Hearts Academies — Veritas Projects, 6.30%, 07/01/21(a)	500	563,450
Legacy Traditional Schools Project, Series A, 6.50%, 07/01/34(b)	570	628,471
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(b)	1,000	1,104,140
City of Phoenix Arizona IDA, Refunding RB(b):
Basis Schools, Inc. Projects, 5.00%, 07/01/35	305	312,729
Basis Schools, Inc. Projects, 5.00%, 07/01/45	855	869,877
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	260	266,588
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/46	290	294,869
Legacy Traditional School Projects, 5.00%, 07/01/35	320	328,109
Legacy Traditional School Projects, 5.00%, 07/01/45	255	259,279
County of La Paz IDA, RB, Imagine Schools Desert West Middle Project, 5.88%, 06/15/48(b)	875	873,705
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,650	1,926,688
State of Arizona IDA, RB, Academies of Math & Science Project, Series B, 5.13%, 07/01/47(b)	665	636,365
State of Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.25%, 07/01/47(b)	1,765	1,826,440
University Medical Center Corp., RB, 6.50%, 07/01/19(a)	500	525,920

		13,354,773
California — 7.5%
California Municipal Finance Authority, RB, Urban Discovery Academy Project(b):
5.50%, 08/01/34	315	319,791
6.00%, 08/01/44	665	671,470
6.13%, 08/01/49	580	584,866
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 02/01/36	345	379,862
5.00%, 02/01/37	255	280,166
California School Finance Authority, RB:
Alliance for College Ready Public School - 2023 Union LLC Project, Series A, 6.40%, 07/01/48	1,570	1,753,423
Value Schools, 6.65%, 07/01/33	435	487,605
Value Schools, 6.90%, 07/01/43	975	1,066,475

Security	Par (000)	Value
California (continued)
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(b):
5.00%, 12/01/46	$725	$763,353
5.25%, 12/01/56	620	658,955
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,290,362
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series B, 6.00%, 05/01/43	1,650	1,650,330
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D(b)(c):
0.00%, 08/01/26	1,250	846,000
0.00%, 08/01/43	1,500	409,395
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	900	1,010,817
6.50%, 05/01/42	2,220	2,493,349
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	375	436,898
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 06/01/46	3,600	3,609,972
5.60%, 06/01/36	1,285	1,299,443
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 06/01/48	2,885	3,190,291
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1:
5.13%, 06/01/47	3,125	3,124,906
5.75%, 06/01/47	3,745	3,852,556
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 06/01/25	1,230	1,232,632
5.00%, 06/01/37	5,580	5,596,070

		38,008,987
Colorado — 1.3%
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/20(a)	500	566,330
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(b)	575	582,205
Colorado Health Facilities Authority, Refunding RB, Sunny Vista Living Center Project, Series A(b):
6.13%, 12/01/45	335	351,606
6.25%, 12/01/50	1,115	1,171,140
Colorado International Center Metropolitan District No. 14, GOL, 5.88%, 12/01/46	1,490	1,546,292
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	720	752,746
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 01/15/34	1,500	1,605,435

		6,575,754
Connecticut — 0.9%
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	1,400	1,474,004
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(b)	971	1,037,981
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30(b)	1,835	1,980,882

		4,492,867

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Delaware — 0.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$1,000	$1,055,310
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	3,180	3,297,692

		4,353,002
Florida — 8.4%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 05/01/43	1,460	1,468,614
Capital Region Community Development District, Refunding, Special Assessment, Capital Improvement Revenue Bond, Series A-1, 5.13%, 05/01/39	1,500	1,492,365
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project, Series A(d)(e):
1st Mortgage, 8.25%, 01/01/44	515	386,250
1st Mortgage, 8.25%, 01/01/49	1,105	828,750
5.75%, 01/01/50	655	583,539
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 05/15/44(b)	2,510	2,807,611
County of Miami-Dade Florida IDA, RB, Doral Academy Project, 5.00%, 01/15/48	915	954,244
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/20(a)	3,500	3,791,480
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Series A, 7.25%, 06/01/34	500	575,040
Florida Development Finance Corp., RB:
Renaissance Charter School, Series A, 5.75%, 06/15/29	690	728,661
Renaissance Charter School, Series A, 6.00%, 06/15/34	835	875,765
Renaissance Charter School, Series A, 6.13%, 06/15/44	3,180	3,293,113
Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29(b)(f)	1,550	1,605,614
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 05/01/43	1,820	1,834,742
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 05/01/33	380	381,349
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects, 4.00%, 05/01/21	105	105,972
Lakewood Ranch Stewardship District Special Assessment Bonds, Refunding, Lakewood Center & New Sector Projects, 8.00%, 05/01/40	1,485	1,711,997
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.25%, 05/01/26	145	147,014
5.13%, 05/01/46	860	886,445
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	4,550	5,282,049
Midtown Miami Community Development District, Refunding, Special Assessment Bonds:
Series A, 5.00%, 05/01/37	845	884,960
Series B, 5.00%, 05/01/37	495	518,409
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(d)(e)	3,947	2,921,085
Tampa Palms Open Space and Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 05/01/18	295	295,000
Tolomato Community Development District, Refunding, Special Assessment Bonds(g):
Convertible CAB, Series A3, 6.61%, 05/01/40	585	553,492
Convertible CAB, Series A4, 6.61%, 05/01/40	305	241,935
Series 2015-2, 6.61%, 05/01/40	805	527,492
Tolomato Community Development District:
Series 1, 6.61%, 05/01/40(g)	1,305	1,039,354
Series 1, 6.65%, 05/01/40(d)(e)	50	48,322
Series 3, 6.61%, 05/01/40(d)(e)	875	9
Series 3, 6.65%, 05/01/40(d)(e)	710	7

Security	Par (000)	Value
Florida (continued)
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 05/01/31	$1,500	$1,672,410
7.00%, 05/01/41	2,460	2,810,698
5.50%, 05/01/42	1,165	1,254,367

		42,508,154
Georgia — 1.1%
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 06/01/29	3,365	3,773,343
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2(a):
6.38%, 11/15/19	700	746,536
6.63%, 11/15/19	880	941,116

		5,460,995
Guam — 0.3%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	270	277,149
7.00%, 11/15/19(a)	1,115	1,198,380

		1,475,529
Illinois — 5.8%
Chicago Board of Education, GO, Dedicated Revenues:
Series H, 5.00%, 12/01/46	720	706,010
Refunding Series D, 5.00%, 12/01/27	900	929,718
Refunding Series D, 5.00%, 12/01/31	1,000	1,007,530
Refunding Series F, 5.00%, 12/01/22	675	711,936
Refunding Series G, 5.00%, 12/01/44	2,150	2,118,803
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 01/01/38	1,260	1,392,376
Illinois Finance Authority, Refunding RB:
Friendship Village of Schaumburg, 7.25%, 02/15/20(a)	4,000	4,362,800
Lutheran Home & Services Obligated Group, 5.63%, 05/15/42	2,395	2,505,074
Presence Health Network, Series C, 4.00%, 02/15/41	1,500	1,484,430
Primary Health Care Centers Program, 6.60%, 07/01/24	890	884,571
Rogers Park Montessori School Project, Series 2014, 6.00%, 02/01/34	365	381,524
Rogers Park Montessori School Project, Series 2014, 6.13%, 02/01/45	860	897,264
Roosevelt University Project, 6.50%, 04/01/44	2,000	2,089,320
Metropolitan Pier & Exposition Authority, RB, Series A, McCormick Place Expansion Project:
Bonds, 0.00%, 12/15/56(c)	5,005	639,339
5.50%, 06/15/53	2,370	2,513,480
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Bonds, Series B, 0.00%, 12/15/54(c)	6,980	998,978
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	180	197,991
6.00%, 06/01/21	710	791,494
State of Illinois, GO:
5.25%, 02/01/29	1,000	1,032,430
Series A, 5.00%, 01/01/33	740	748,088
Series D, 5.00%, 11/01/28	1,365	1,415,136
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 03/01/34	1,659	1,662,268

		29,470,560
Indiana — 2.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	825	963,014
7.00%, 01/01/44	2,000	2,346,600

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2018	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Indiana (continued)
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29(b)	$2,315	$2,302,314
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(b):
6.63%, 01/15/34	290	308,580
6.75%, 01/15/43	525	557,912
6.88%, 01/15/52	2,450	2,608,785
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 07/01/44	470	500,503
5.00%, 07/01/48	1,555	1,651,410
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(b)	1,190	1,227,092

		12,466,210
Iowa — 2.7%
Iowa Finance Authority, Refunding RB:
Iowa Fertilizer Co. Project, Series B, 5.25%, 12/01/50(f)	2,085	2,189,896
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	5	5,073
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	2,190	2,330,138
Sunrise Retirement Community Project, 5.50%, 09/01/37	1,355	1,371,518
Sunrise Retirement Community Project, 5.75%, 09/01/43	2,115	2,156,137
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 06/01/34	795	803,196
Series C, 5.38%, 06/01/38	4,900	4,911,907

		13,767,865
Kentucky — 0.9%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing, First Tier, Series A, 5.75%, 07/01/49	4,000	4,376,120

Louisiana — 2.1%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(b)	2,460	2,548,240
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 05/01/41	1,745	1,854,953
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 05/15/35	5,570	6,024,456

		10,427,649
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	2,955	3,193,143

Maryland — 2.6%
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(b)	2,840	3,052,631
Maryland EDC, RB:
Purple Line Light Rail Project, AMT, 5.00%, 03/31/51	2,185	2,370,550
Transportation Facilities Project, Series A, 5.75%, 06/01/20(a)	3,615	3,887,535
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 09/01/25	3,085	3,218,488
Transportation Facilities Project, Series A, 5.00%, 06/01/35	415	462,256

		12,991,460
Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Series A(a):
Foxborough Regional Charter School, 7.00%, 07/01/20	1,025	1,131,128
North Hill Communities Issue, 6.50%, 11/15/23(b)	2,020	2,442,261

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB, Tufts Medical Center, Series I:
6.75%, 01/01/21(a)	$895	$998,041
6.75%, 01/01/36	595	663,342

		5,234,772
Michigan — 0.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	2,785	2,977,750
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	415	442,386
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	920	994,851

		4,414,987
Minnesota — 0.1%
St. Paul Housing & Redevelopment Authority, Refunding RB, Hmong College Prep Academy Project, Series A:
5.75%, 09/01/46	195	205,257
6.00%, 09/01/51	290	308,116

		513,373
Missouri — 1.0%
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A:
4.38%, 11/15/35	685	695,480
4.75%, 11/15/47	760	772,791
Kirkwood Missouri IDA, RB, Aberdeen Heights, Series A, 8.25%, 05/15/20(a)	2,315	2,594,328
Lees Summit Missouri IDA, RB, John Knox Obligated Group, 5.25%, 08/15/39	1,000	1,040,600

		5,103,199
New Jersey — 3.5%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,065	1,128,399
5.25%, 11/01/44	770	816,008
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	1,150	1,160,672
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	2,155	2,348,153
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	2,250	2,557,778
Provident Group-Kean Properties, Series A, 5.00%, 07/01/32	165	178,985
Provident Group-Kean Properties, Series A, 5.00%, 07/01/37	260	278,080
Team Academy Charter School Project, 6.00%, 10/01/43	1,530	1,681,470
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 6.00%, 08/01/49(b)	500	505,385
New Jersey Health Care Facilities Financing Authority, Refunding RB(a):
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21	2,650	2,923,268
St. Joseph’s Healthcare System, 6.63%, 07/01/18	1,590	1,602,211
New Jersey Transportation Trust Fund Authority, RB, Transportation Program, Series AA, 5.25%, 06/15/41	1,140	1,214,396
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	830	870,853
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series A, 5.25%, 06/01/46	590	655,272

		17,920,930

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 07/01/42	$2,970	$3,161,417

New York — 7.5%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(b)	5,300	5,519,420
5.00%, 06/01/42	3,155	3,107,107
5.00%, 06/01/45	1,185	1,154,083
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A-2B, 5.00%, 06/01/51	1,900	1,972,827
Series B, 5.00%, 06/01/45	2,655	2,817,858
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	3,315	3,137,449
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,310	1,389,460
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	2,890	2,826,940
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18(a)	125	128,146
6.50%, 11/15/18(a)	1,490	1,527,503
6.50%, 11/15/28	385	394,837
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,270	1,343,393
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	4,705	4,942,791
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	455	495,063
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	1,080	1,176,314
3 World Trade Center Project, Class 3, 7.25%, 11/15/44(b)	1,565	1,856,951
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(b)	1,335	1,335,801
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	1,340	1,467,394
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center, 5.00%, 12/01/33(b)	955	1,035,411

		37,628,748
North Carolina — 1.5%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Series A(a):
Deerfield Project, 6.13%, 11/01/18	4,565	4,662,965
Retirement Facilities Whitestone Project, 7.75%, 03/01/21	1,000	1,149,370
Retirement Facilities Whitestone Project, 7.75%, 03/01/21	1,420	1,632,105

		7,444,440
Ohio — 3.2%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
Senior Turbo Term, 5.75%, 06/01/34	6,745	6,684,632
Senior Turbo Term, 5.88%, 06/01/47	5,570	5,569,944
6.00%, 06/01/42	3,040	3,032,522
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities, 5.00%, 01/01/46	875	927,474

		16,214,572

Security	Par (000)	Value
Oklahoma — 1.4%
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	$750	$826,763
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	2,990	3,253,090
5.25%, 08/15/43	2,690	2,961,582

		7,041,435
Oregon — 0.8%
County of Multnomah Oregon Hospital Facilities Authority, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	1,765	1,881,543
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A:
5.13%, 07/01/35	620	642,698
5.38%, 07/01/45	1,435	1,498,571

		4,022,812
Pennsylvania — 4.0%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,140	2,215,135
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/36	2,000	2,172,940
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	115	128,610
5.00%, 06/01/34	150	166,679
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 01/01/19(a)	5,550	5,715,168
6.38%, 01/01/39	615	629,084
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 07/01/32	1,800	1,822,392
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 5.00%, 09/01/43	1,365	1,516,105
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32	2,030	2,317,549
Montgomery County Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	620	610,167
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	2,710	2,848,752

		20,142,581
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	635	619,531
5.63%, 05/15/43	2,145	2,051,285
Commonwealth of Puerto Rico, GO, Refunding, Series A(d)(e):
Public Improvement, 5.50%, 07/01/39	665	286,781
8.00%, 07/01/35	1,765	745,713
Commonwealth of Puerto Rico, GO, , 6.00%, 07/01/38(d)(e)	750	338,438
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 07/01/44	850	692,750
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	990	806,850

		5,541,348
Rhode Island — 2.3%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(d)(e)	4,190	754,200

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2018	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	$1,000	$1,075,140
Series A, 5.00%, 06/01/40	980	1,039,878
Series B, 4.50%, 06/01/45	5,055	5,106,763
Series B, 5.00%, 06/01/50	3,330	3,411,619

		11,387,600
Tennessee — 0.4%
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Senior Tax Increment, Graceland Project, Series A:
5.50%, 07/01/37	925	982,350
5.63%, 01/01/46	1,085	1,148,190

		2,130,540
Texas — 9.9%
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 01/01/28(c)	1,000	699,010
CAB, 0.00%, 01/01/29(c)	2,000	1,333,140
CAB, 0.00%, 01/01/30(c)	1,170	743,090
CAB, 0.00%, 01/01/33(c)	3,690	2,017,544
CAB, 0.00%, 01/01/34(c)	4,000	2,079,560
Senior Lien, 6.25%, 01/01/21(a)	2,210	2,439,067
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 07/15/38	2,890	3,172,237
United Airlines, Inc. Terminal E Project, 5.00%, 07/01/29	910	984,420
Clifton Higher Education Finance Corp., ERB, Idea Public Schools(a):
5.50%, 08/15/31	955	1,053,069
5.75%, 08/15/41	720	799,603
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 07/01/20(a)	5,040	5,471,374
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(a)	475	570,613
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,090	2,232,392
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Senior Living Center Project, Series A, 8.25%, 11/15/44	4,200	3,685,836
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	865	907,991
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 01/01/46(a)	3,080	3,472,823
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 02/15/42	810	833,401
Mission Texas Economic Development Corp., RB, Senior Lien, Natural Gasoline Project, Series B, AMT, 5.75%, 10/01/31(b)	1,325	1,375,403
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 04/01/36	1,210	1,340,970
6.00%, 04/01/45	1,845	2,008,928
Newark Higher Education Finance Corp., RB, Series A(b):
5.50%, 08/15/35	290	299,634
5.75%, 08/15/45	580	602,295
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.25%, 12/01/47	1,600	1,672,112

Security	Par (000)	Value
Texas (continued)
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42(d)(e)	$2,895	$1,679,100
Wichita Falls Retirement Foundation, 5.13%, 01/01/41	900	923,337
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	3,775	4,142,609
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,225,240

		49,764,798
Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,950	2,968,438

Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 05/01/33	770	815,877

Virginia — 2.3%
Lower Magnolia Green Community Development Authority, Special Assessment Bonds(b):
5.00%, 03/01/35	495	502,692
5.00%, 03/01/45	505	508,449
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 03/01/26	1,485	1,610,602
6.88%, 03/01/36	1,300	1,414,985
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	2,280	2,246,963
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 07/01/45(b)	535	559,867
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	4,440	4,940,965

		11,784,523
Washington — 0.8%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,501,167
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	1,495	1,523,674
Washington State Housing Finance Commission, Refunding RB(b):
5.75%, 01/01/35	315	317,397
6.00%, 01/01/45	850	858,738

		4,200,976
Wisconsin — 1.4%
Public Finance Authority, RB:
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31(b)	605	588,393
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47(b)	605	609,919
Delray Beach Radiation Therapy, 6.85%, 11/01/46(b)	900	922,680
Delray Beach Radiation Therapy, 7.00%, 11/01/46(b)	570	589,887
Series A, 5.00%, 12/01/45	1,505	1,571,491
Series A, 5.15%, 12/01/50	1,170	1,225,236
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Benevolent Corporation Cedar Community, 5.00%, 06/01/41	225	232,738
St. Johns Communities, Inc., Series A, 7.25%, 09/15/19(a)	425	455,039

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Wisconsin (continued)
St. Johns Communities, Inc., Series A, 7.63%, 09/15/19(a)	$855	$919,740

		7,115,123

Total Municipal Bonds — 87.8% (Cost — $419,424,533)		442,841,394

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 01/01/40	11,468	11,932,401

Florida — 3.0%
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Miami International, Series A, AGC(a):
5.25%, 10/01/18	11,655	11,810,303
5.25%, 10/01/18	3,345	3,389,572

		15,199,875
Illinois — 2.7%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	7,180	7,925,069
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,056	5,569,395

		13,494,464
Massachusetts — 0.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	2,268	2,315,284

New York — 13.1%
City of New York New York Housing Development Corp., RB, M/F Housing, Series D-1, Class B, 4.25%, 11/01/45	8,996	9,177,600
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 06/15/47	14,181	15,562,518
Series HH, 5.00%, 06/15/31(i)	8,610	9,309,763
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(i)	4,520	4,933,363
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	18,104	19,724,529
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(i)	6,600	7,303,260

		66,011,033
Pennsylvania — 0.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,505	2,852,627

Rhode Island — 0.3%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	1,710	1,727,373

Security	Par (000)	Value
Texas — 0.4%
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	$2,271	$2,283,246

Washington — 1.7%
City of Bellingham Washington Water & Sewer Revenue, RB, Water & Sewer, 5.00%, 08/01/40	7,966	8,573,401

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.7% (Cost — $119,626,522)		124,389,704

Total Long-Term Investments — 112.5% (Cost — $539,051,055)		567,231,098

	Shares
Short-Term Securities — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.48%(j)(k)	2,226,571	2,226,571

Total Short-Term Securities — 0.4% (Cost — $2,226,571)		2,226,571

Total Investments — 112.9% (Cost — $541,277,626)		569,457,669
Other Assets Less Liabilities — 1.4%		7,245,844
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.3)%		(72,233,065)

Net Assets Applicable to Common Shares — 100.0%		$504,470,448

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Zero-coupon bond.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 15, 2019 to November 15, 2019, is $11,849,809. See Note 4 of the Notes to Financial Statements for details.
(j)	Annualized 7-day yield as of period end.

(k)	During the year ended April 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,057,065	1,169,506	2,226,571	$2,226,571	$24,826	$260	$(96)

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2018	BlackRock MuniAssets Fund, Inc. (MUA)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	29	06/20/18	$3,469	$18,732
Long U.S. Treasury Bond	53	06/20/18	7,624	8,839
5-Year U.S. Treasury Note	23	06/29/18	2,611	12,011

				$39,582

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$39,582	$—	$39,582

(a)	Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$613,477	$—	$613,477

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$279,076	$—	$279,076

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$20,009,572

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$567,231,098	$—	$567,231,098
Short-Term Securities	2,226,571	—	—	2,226,571

	$2,226,571	$567,231,098	$—	$569,457,669

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniAssets Fund, Inc. (MUA)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$39,582	$—	$—	$39,582

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $71,924,984 are categorized as Level 2 within the disclosure hierarchy.

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments April 30, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 124.9%

Alabama — 0.6%
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 02/01/43	$885	$989,899
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/47	1,010	1,104,748

		2,094,647
Alaska — 0.7%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,071,051
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC)(a):
6.00%, 09/01/19	765	806,096
6.00%, 09/01/19	435	458,368

		2,335,515
Arizona — 2.1%
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A, 4.00%, 01/01/41	3,940	4,019,076
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,700	2,807,703
5.00%, 10/01/29	400	415,900

		7,242,679
California — 14.3%
Anaheim California Public Financing Authority, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 09/01/24	5,000	5,766,950
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	550	574,376
Sutter Health, Series A, 4.00%, 11/15/42	230	233,464
Sutter Health, Series B, 5.88%, 08/15/20(a)	1,200	1,307,028
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/37	1,090	1,208,941
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	1,480	1,604,453
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/42	155	173,447
City of Redding California Electric System Revenue, COP, Refunding Series A (AGM), 5.00%, 06/01/30	600	601,590
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	410	459,991
Series A, 5.00%, 03/01/37	455	509,741
Series A-1, 5.75%, 03/01/34	850	924,035
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	2,175	2,417,012
County of San Mateo California Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 0.00%, 09/01/30(b)	12,740	8,686,642
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 08/01/43(c)	2,500	1,997,525
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 08/01/36(b)	3,750	1,856,625
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 08/01/38(b)	5,000	2,278,300
San Diego California Community College District, GO, CAB, Election of 2006(b):
0.00%, 08/01/31	2,145	1,199,741
0.00%, 08/01/32	2,680	1,407,000

Security	Par (000)	Value
California (continued)
San Diego California Unified School District, GO, CAB, Election of 2008(b):
Series C, 0.00%, 07/01/38	$1,600	$734,320
Series G, 0.00%, 07/01/34	650	306,390
Series G, 0.00%, 07/01/35	690	305,794
Series G, 0.00%, 07/01/36	1,035	431,284
Series G, 0.00%, 07/01/37	690	270,432
San Diego California Unified School District, GO, Refunding, Series R-1(b):
0.00%, 07/01/30	5,000	3,313,950
0.00%, 07/01/31	1,280	811,725
San Marcos Unified School District, GO, Election of 2010, Series A(a):
5.00%, 08/01/21	700	767,767
5.00%, 08/01/21	600	658,086
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 08/01/36(b)	5,500	2,604,910
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 08/01/18(a)	5,035	5,076,539

		48,488,058
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	2,000	2,122,940

Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB:
S/F Housing, Sub-Series A-1, 3.85%, 11/15/43	580	572,558
Sub-Series B-1, 4.00%, 05/15/45(d)	530	531,993

		1,104,551
District of Columbia — 1.6%
District of Columbia Ballpark Revenue, RB, Series B-1 (NPFGC), 5.00%, 02/01/31	5,360	5,370,130

Florida — 13.9%
Country of Broward Florida Airport System, ARB, AMT, 5.00%, 10/01/47	3,150	3,504,721
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	1,600	1,721,840
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18(a)	850	862,342
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group:
6.00%, 11/15/19(a)	5	5,308
6.00%, 11/15/37	1,445	1,539,720
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	4,050	4,104,958
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,047,053
5.38%, 10/01/32	3,160	3,412,579
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 07/01/18(a)	1,400	1,409,240
County of Miami-Dade Florida, RB, Seaport:
Department, Series A, 6.00%, 10/01/38	2,025	2,317,734
Department, Series B, AMT, 6.25%, 10/01/38	415	480,126
Department, Series B, AMT, 6.00%, 10/01/42	660	754,697
Series B, AMT, 6.00%, 10/01/30	640	728,410
County of Miami-Dade Florida, Refunding RB, 4.00%, 10/01/40	885	905,311
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	190	210,032
County of Miami-Dade Florida Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	2,490	2,770,399

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	$2,995	$3,287,971
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 08/01/42	605	668,579
County of Miami-Dade Florida School Board Foundation, Inc., COP, Series B (AGC), 5.00%, 05/01/18(a)	9,000	9,000,000
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	560	608,826
5.00%, 08/01/47	1,620	1,756,355
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(a)	30	32,779
5.00%, 10/01/31	1,970	2,143,636
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	520	577,902
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 07/01/39	275	285,013
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 06/01/27	2,000	2,165,200
5.38%, 10/01/29	1,050	1,151,776

		47,452,507
Georgia — 3.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	500	570,935
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	1,250	1,210,375
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 01/01/25	7,475	9,381,424
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	140	152,453
5.00%, 04/01/44	380	408,306

		11,723,493
Illinois — 16.0%
City of Chicago Illinois O’Hare International Airport, ARB, Senior Lien, Series D, 5.25%, 01/01/42	2,900	3,280,944
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	4,290	4,691,115
3rd Lien, Series A, 5.75%, 01/01/39	820	888,896
Senior Lien, Series D, AMT, 5.00%, 01/01/42	230	250,201
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	900	986,850
Sales Tax Receipts, 5.25%, 12/01/36	595	636,769
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	45	47,250
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 08/15/34	650	715,137
6.00%, 08/15/41	1,000	1,105,050
Illinois Finance Authority, Refunding RB, Silver Cross Hospital & Medical Centers, Series C:
4.13%, 08/15/37	740	737,521
5.00%, 08/15/44	350	368,519
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 06/15/30	10,490	10,507,938
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	2,785	3,109,174
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding, 5.25%, 01/01/33	9,145	10,138,970

Security	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC)(b):
0.00%, 12/15/26	$5,000	$3,435,950
0.00%, 12/15/33	9,950	4,772,119
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(b)	3,450	1,004,571
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	675	752,476
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	3,565	3,834,157
State of Illinois, GO:
5.25%, 02/01/33	830	849,339
5.50%, 07/01/33	820	848,192
5.25%, 02/01/34	830	848,501
5.50%, 07/01/38	445	458,043

		54,267,682
Indiana — 1.2%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,100	1,199,506
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	515	548,423
Indiana Health & Educational Facilities Financing Authority, Refunding RB, Ascension Senior Credit Group, 5.00%, 11/15/46	700	791,784
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.25%, 01/01/19(a)	115	117,650
5.25%, 01/01/29	485	495,752
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	890	949,924

		4,103,039
Iowa — 2.8%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(a)	5,725	5,992,243
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,630	1,704,083
5.70%, 12/01/27	735	764,834
5.80%, 12/01/29	500	519,855
5.85%, 12/01/30	520	540,972

		9,521,987
Louisiana — 1.7%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,795	3,019,718
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 07/01/30	1,250	1,285,600
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,520	1,546,950

		5,852,268
Maine — 0.2%
Maine State Housing Authority, RB, Series D-1, 3.65%, 11/15/42	645	625,631

Maryland — 0.4%
State of Maryland Stadium Authority Revenue, RB, Construction & Revitalization, 5.00%, 05/01/36	1,235	1,410,284

Massachusetts — 2.3%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	2,090	2,252,769
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	920	930,267

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) April 30, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	$795	$821,490
Series C, 5.35%, 12/01/42	460	468,317
Massachusetts Port Authority, Refunding ARB, Series A, AMT, 5.00%, 07/01/47	1,720	1,912,141
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,280	1,406,989

		7,791,973
Michigan — 2.7%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 07/01/18(a)	2,500	2,516,075
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 07/01/19(a)	400	419,828
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,700	1,860,667
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	460	395,375
Trinity Health Credit Group, 5.00%, 12/01/21(a)	20	21,925
Michigan State Hospital Finance Authority, Refunding RB, Ascension Senior Credit Group, 4.00%, 11/15/47	600	603,012
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,040	1,126,715
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	159,716
Series I-A, 5.38%, 10/15/41	700	766,899
Series II-A (AGM), 5.25%, 10/15/36	900	987,633
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	380	420,949

		9,278,794
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	385	394,671
6.50%, 11/15/38	2,115	2,167,664

		2,562,335
Mississippi — 0.1%
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Facilities Refinancing, Series A, 4.00%, 08/01/43	400	408,992

Nebraska — 1.8%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.00%, 09/01/32	5,010	5,454,237
5.25%, 09/01/37	750	824,100

		6,278,337
Nevada — 1.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(a)	850	881,883
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 07/01/42	500	525,020
(AGM), 5.25%, 07/01/39	3,800	3,992,052

		5,398,955
New Jersey — 8.8%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	895	975,219
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	685	745,383
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	1,975	2,025,955

Security	Par (000)	Value
New Jersey (continued)
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	$25	$25,653
Series WW, 5.25%, 06/15/33	155	166,794
Series WW, 5.00%, 06/15/34	205	216,154
Series WW, 5.00%, 06/15/36	925	974,164
Series WW, 5.25%, 06/15/40	265	282,628
New Jersey EDA, Refunding RB:
Series B, 5.50%, 06/15/30	5,360	6,078,937
Sub-Series A, 4.00%, 07/01/32	1,270	1,260,450
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	360	382,154
5.75%, 12/01/27	2,330	2,500,859
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	970	998,334
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	1,490	1,579,623
Transportation Program, Series AA, 5.00%, 06/15/38	1,885	1,970,730
Transportation System, Series A, 5.50%, 06/15/41	3,150	3,286,174
Transportation System, Series AA, 5.50%, 06/15/39	1,150	1,228,533
Transportation System, Series B, 5.50%, 06/15/31	1,000	1,059,180
Transportation System, Series B, 5.00%, 06/15/42	520	534,778
Transportation System, Series D, 5.00%, 06/15/32	735	779,975
South Jersey Port Corp., ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/42	390	416,789
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/46	1,845	1,991,991
5.25%, 06/01/46	405	449,805

		29,930,262
New York — 6.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 06/15/44	1,425	1,568,583
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 01/15/33	1,600	1,641,456
City of New York New York Transitional Finance Authority, RB:
Fiscal 2009, Series S-4, 5.50%, 01/15/34	2,750	2,821,060
Series S-3, 4.00%, 07/15/46	1,130	1,152,758
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,480	1,634,468
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	430	473,348
5.75%, 02/15/47	270	291,946
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18(a)	2,985	3,060,132
6.50%, 11/15/18(a)	245	251,167
6.50%, 11/15/28	770	789,673
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	2,715	2,935,567
State of New York Dormitory Authority, RB, Series B, 5.75%, 03/15/19(a)	1,200	1,241,100
State of New York HFA, RB, M/F Housing, Series B:
Affordable Housing, AMT, 5.30%, 11/01/37	2,500	2,502,700
Green Bond, 3.88%, 11/01/48	590	587,380

		20,951,338
Ohio — 2.2%
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 08/01/38	1,565	1,566,174
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	460	462,898
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(a)	530	606,537

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio (continued)
State of Ohio Turnpike Commission, RB, CAB, Junior Lien, Infrastructure Projects, Series A-2, 0.00%, 02/15/37(b)	$10,000	$4,804,800

		7,440,409
Oregon — 1.5%
Counties of Washington & Multnomah Oregon School District No. 48J Beaverton, GO, Convertible CAB, Series D, 0.00%, 06/15/36(c)	835	942,456
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 0.00%, 06/15/40(c)	440	448,021
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	995	429,651
State of Oregon, GO, Refunding, Veteran’s Welfare Series 100th, 3.65%, 06/01/42	610	596,574
State of Oregon Housing & Community Services Department, RB, Series D, 3.45%, 01/01/38	2,815	2,724,864

		5,141,566
Pennsylvania — 8.8%
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/42	1,600	1,708,672
Tobacco Master Settlement Payment, 5.00%, 06/01/33	220	246,037
Tobacco Master Settlement Payment, 5.00%, 06/01/34	390	433,364
Tobacco Master Settlement Payment, 5.00%, 06/01/35	740	820,312
Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	1,050	1,053,434
County of Berks IDA, Refunding RB, Tower Health Project, 4.00%, 11/01/39	320	320,000
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	645	634,770
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,035	1,107,895
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	7,290	7,914,534
Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	1,305	1,405,394
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	570	575,404
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	2,330	2,572,739
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	620	678,032
Series A-1, 5.00%, 12/01/41	2,385	2,627,793
Series B, 5.00%, 12/01/40	935	1,030,267
Series C, 5.50%, 12/01/23(a)	555	644,350
Sub-Series B-1, 5.00%, 06/01/42	1,750	1,909,950
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(a)	575	631,333
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licensed Fund Enhancement, Third Series, 4.00%, 12/01/38	2,070	2,092,977
Series A-1, 5.00%, 12/01/40	765	840,926
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	305	335,021
Philadelphia School District, GO, Series E(a):
6.00%, 09/01/18	5	5,069
6.00%, 09/01/18	395	400,494

		29,988,767
Rhode Island — 1.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	1,055	1,065,803
5.00%, 06/01/50	2,630	2,694,461

		3,760,264

Security	Par (000)	Value
South Carolina — 4.9%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/21(a)	$115	$130,063
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/19(a)	3,000	3,137,340
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	2,330	2,573,858
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	6,225	6,794,525
Series E, 5.50%, 12/01/53	745	812,422
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series B, 5.00%, 12/01/38	2,080	2,216,240
Series A, 5.50%, 01/01/19(a)	80	81,948
Series A, 5.50%, 01/01/19(a)	920	941,786

		16,688,182
South Dakota — 1.3%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue:
4.00%, 07/01/37	1,225	1,239,026
4.00%, 07/01/42	3,000	3,018,210

		4,257,236
Tennessee — 2.1%
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/19(a)	5,000	5,253,450
Tennessee Housing Development Agency, RB:
3.60%, 07/01/42	550	533,538
3.65%, 07/01/47	1,465	1,416,362

		7,203,350
Texas — 14.9%
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
5.38%, 05/15/19(a)	1,280	1,325,414
6.00%, 05/15/19(a)	1,990	2,073,301
6.00%, 11/15/35	110	114,720
5.38%, 11/15/38	70	72,403
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	575	624,444
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(b)	2,130	990,045
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	827,985
Dallas Texas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	3,160	3,513,130
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,975	2,108,609
Series D, 5.00%, 11/01/42	1,500	1,598,385
Series H, 5.00%, 11/01/32	3,000	3,223,590
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	975	1,098,045
Grand Parkway Transportation Corp., RB, Convertible CAB, Series B, 0.00%, 10/01/46(c)	2,095	1,914,222
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(b)	3,420	1,400,319
North Texas Tollway Authority, Refunding RB, 1st Tier:
System, Series A, 6.00%, 01/01/19(a)	2,270	2,331,948
System, Series A, 6.00%, 01/01/28	525	538,445
System, Series K-2 (AGC), 6.00%, 01/01/19(a)	4,015	4,125,934
Series K-1 (AGC), 5.75%, 01/01/19(a)	3,800	3,898,762

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) April 30, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(b):
0.00%, 09/15/35	$4,990	$2,271,897
0.00%, 09/15/36	11,525	4,944,571
0.00%, 09/15/37	8,245	3,327,270
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48(d)	1,355	1,540,500
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,190	1,288,711
5.00%, 12/15/32	705	761,901
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,275	1,376,720
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	3,080	3,311,770

		50,603,041
Utah — 1.1%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	1,240	1,381,596
Utah Transit Authority, RB, Series A (AGM), 5.00%, 06/15/18(a)	2,500	2,509,650

		3,891,246
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health(a):
5.50%, 05/15/19	125	129,594
5.50%, 05/15/19	225	233,388

		362,982
Washington — 1.2%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,015	1,094,505
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	525	548,163
5.25%, 10/01/39	625	657,031
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.00%, 08/15/41	1,835	1,863,167

		4,162,866
Wisconsin — 1.5%
State of Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,375	1,434,097
Marshfield Clinic Health System, Inc. Series C, 4.00%, 02/15/42	1,450	1,432,383
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, 4.00%, 04/01/39	2,205	2,198,738

		5,065,218

Total Municipal Bonds — 124.9% (Cost — $399,221,333)		424,881,524

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 0.4%
City of Phoenix Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 07/01/19(a)	1,200	1,243,026

California — 2.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(f)	3,827	3,939,316

Security	Par (000)	Value
California (continued)
County of San Diego California Water Authority Financing Corp., COP, Refunding Series A (AGM)(a):
5.00%, 05/01/18	$466	$466,179
5.00%, 05/01/18	2,344	2,343,821
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(f)	1,571	1,863,581
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	404	420,986
University of California, RB, Series O, 5.75%, 05/15/19(a)	840	874,089

		9,907,972
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 07/01/34(f)	900	928,251
5.00%, 02/01/41	7,000	7,281,505

		8,209,756
Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,381	1,534,439

District of Columbia — 1.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	1,005	1,059,892
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18(a)(f)	1,779	1,809,176
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,530	2,753,854

		5,622,922
Florida — 4.8%
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	4,480	4,834,167
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(a)	4,621	4,942,771
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	3,544	3,701,767
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	2,640	2,933,814

		16,412,519
Illinois — 3.2%
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(a)(f)	4,399	4,561,300
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	2,138	2,328,734
Series A, 5.00%, 01/01/40	2,730	3,007,804
Series B, 5.00%, 01/01/40	1,050	1,164,141

		11,061,979
Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	4,723	5,575,843

Maryland — 1.3%
City of Baltimore Maryland Water Utility Fund, RB, Series A:
Sub-Water Projects, 5.00%, 07/01/41	2,808	3,149,446
Wastewater Project, 5.00%, 07/01/46	1,061	1,186,984

		4,336,430
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,461	1,610,701

Michigan — 3.3%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	1,970	2,150,257

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Michigan (continued)
Michigan Finance Authority, Refunding RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	$7,530	$8,146,632
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	870	965,500

		11,262,389
Nevada — 5.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(a)(f)	3,778	3,916,695
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	3,061	3,502,738
County of Clark Nevada Water Reclamation District, GO, Series B(a):
5.50%, 07/01/19	4,499	4,681,940
5.75%, 07/01/19	1,829	1,909,096
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	3,460	3,879,343

		17,889,812
New Jersey — 2.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	800	901,678
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	2,308	2,396,567
Series G, 4.00%, 01/01/43	2,146	2,203,346
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	1,840	1,913,753

		7,415,344
New York — 6.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 06/15/18(a)	290	290,756
5.75%, 06/15/40	969	972,300
City of New York New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(f)	3,058	3,482,861
City of New York New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	5,680	6,233,787
Series DD, 5.00%, 06/15/35	1,665	1,857,585
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	3,470	3,911,506
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,500	1,689,762
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,241	2,552,670
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34(f)	1,300	1,324,356

		22,315,583
Ohio — 1.1%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/43	2,912	3,006,388
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 01/01/34	580	593,955

		3,600,343
Pennsylvania — 0.3%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	900	996,485

Security	Par (000)	Value
South Carolina — 0.4%
South Carolina Public Service Authority, Refunding RB, Series A(a)(f):
5.50%, 01/01/19	$102	$103,982
5.50%, 01/01/19	1,175	1,202,330

		1,306,312
Texas — 2.5%
City of Houston Texas Community College, GO, 4.00%, 02/15/43	1,470	1,492,344
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,229	1,400,955
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	3,440	3,837,010
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	1,874	1,889,521

		8,619,830
Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	2,234	2,647,922

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,880	3,325,181

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 04/01/42	1,980	2,102,265
Series C, 5.25%, 04/01/19(a)(f)	1,430	1,473,626

		3,575,891

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.6% (Cost — $146,353,790)		148,470,679

Total Investments — 168.5% (Cost — $545,575,123)		573,352,203
Liabilities in Excess of Other Assets — (0.9)%		(3,029,244)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.8)%		(87,719,776)
VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (41.8)%		(142,317,149)

Net Assets Applicable to Common Shares — 100.0%		$340,286,034

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	When-issued security.
(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) April 30, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN)

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2018 to January 1, 2026, is $17,082,811. See Note 4 of the Notes to Financial Statements for details.

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,790,782	(1,790,782)	—	$—	$30,721	$136	$(217)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	60	06/20/18	$7,178	$36,502
Long U.S. Treasury Bond	113	06/20/18	16,254	9,237
5-Year U.S. Treasury Note	18	06/29/18	2,043	6,888

				$52,627

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$52,627	$—	$52,627

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,311,360	$—	$1,311,360

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$523,755	$—	$523,755

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$27,284,861

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$573,352,203	$—	$573,352,203

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$52,627	$—	$—	$52,627

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying for financial statement purposes. As of year end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(87,395,145)	$—	$(87,395,145)
VRDP Shares at Liquidation Value	—	(142,500,000)	—	(142,500,000)

	$—	$(229,895,145)	$—	$(229,895,145)

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments April 30, 2018	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 117.4%

Alabama — 2.1%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$570	$620,673
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,090	1,198,520
Sub-Lien, Series D, 6.00%, 10/01/42	1,000	1,149,630
Sub-Lien, Series D, 7.00%, 10/01/51	1,545	1,864,058

		4,832,881
Arizona — 2.7%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	1,230	1,254,698
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,320,360
5.00%, 12/01/37	2,360	2,755,749

		6,330,807
California — 12.2%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	1,530	1,597,810
Sutter Health, Series B, 6.00%, 08/15/20(b)	2,200	2,402,334
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	875	978,976
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	105	114,539
5.25%, 08/15/49	265	287,215
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	165	179,480
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	2,200	2,331,978
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 07/01/19(b)	1,510	1,567,531
Loma Linda University Medical Center, 5.00%, 12/01/46(a)	330	347,457
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 05/15/39	555	574,098
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	255	298,763
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 06/01/47	1,650	1,697,388
Montebello Unified School District, GO, CAB (NPFGC), 0.00%, 08/01/22(c)	2,405	2,123,735
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 07/01/29(c)	3,475	2,398,167
State of California, GO, Various Purposes:
6.50%, 04/01/19(b)	4,535	4,726,422
6.50%, 04/01/33	3,835	3,997,221
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	550	611,551
Sub-Series I-1, 6.38%, 11/01/19(b)	820	875,932
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 06/01/25	1,250	1,252,675

		28,363,272
Colorado — 2.2%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 07/01/40	1,455	1,507,365
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	710	753,644

Security	Par (000)	Value
Colorado (continued)
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 01/15/34	$1,425	$1,525,163
University of Colorado, RB, Series A, 5.38%, 06/01/19(b)	1,250	1,296,763

		5,082,935
Delaware — 1.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	790	833,695
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	840	915,642
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,430	2,519,934

		4,269,271
District of Columbia — 4.7%
District of Columbia, Refunding RB, Georgetown University:
5.00%, 04/01/35	315	357,616
Issue, 5.00%, 04/01/42	365	408,384
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	1,520	1,624,044
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35(c)	13,485	6,606,167
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	505	522,776
5.25%, 10/01/44	1,470	1,526,198

		11,045,185
Florida — 4.9%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19(b)	2,375	2,499,402
Country of Broward Florida Airport System, ARB, AMT, 5.00%, 10/01/47	215	239,211
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18(b)	750	760,890
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	960	1,050,557
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,620	2,808,064
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	2,095	2,432,064
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	1,410	1,555,047

		11,345,235
Georgia — 1.6%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	2,645	2,644,868
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	370	422,492
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	612,980

		3,680,340
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	945	1,004,516

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	540	604,314

Illinois — 16.6%
Chicago Board of Education, GO, Dedicated Revenues, Series H, 5.00%, 12/01/36	350	348,309

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Chicago Board of Education, GO, Refunding Dedicated Revenues:
Series C, 5.00%, 12/01/30	$605	$613,718
Series F, 5.00%, 12/01/22	455	479,898
Series G, 5.00%, 12/01/34	315	315,699
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/34	1,220	1,234,982
City of Chicago Illinois, GO, Refunding, Project, Series A:
5.25%, 01/01/32	2,195	2,271,935
5.00%, 01/01/35	2,000	2,032,380
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	881	885,828
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(b)	1,680	1,837,080
Series A, 5.75%, 01/01/39	320	346,886
Series C, 6.50%, 01/01/21(b)	4,055	4,506,930
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	730	778,443
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,051,710
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	560	588,190
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	1,115	1,172,958
Presence Health Network, Series C, 4.00%, 02/15/41	1,035	1,024,257
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/47(c)	13,220	3,284,245
Series B (AGM), 5.00%, 06/15/50	3,070	3,197,651
Series B-2, 5.00%, 06/15/50	1,740	1,763,281
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	315	346,484
6.00%, 06/01/21	800	891,824
State of Illinois, GO:
5.00%, 02/01/39	1,100	1,104,279
Series A, 5.00%, 04/01/38	2,625	2,636,235
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(b)	440	456,438
State of Illinois Toll Highway Authority, RB:
Senior, Series C, 5.00%, 01/01/36	1,870	2,058,702
Senior, Series C, 5.00%, 01/01/37	2,000	2,194,280
Series A, 5.00%, 01/01/38	415	452,180
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	705	755,971

		38,630,773
Indiana — 4.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	560	653,682
7.00%, 01/01/44	1,355	1,589,822
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,275	2,480,797
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	310	330,119
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	1,030	1,093,860
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	290	310,938
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	585	613,261
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(b)	1,065	1,104,235
5.75%, 05/01/31	235	243,991

Security	Par (000)	Value
Indiana (continued)
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(b)	$775	$796,150
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	880	966,750

		10,183,605
Iowa — 1.8%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50	1,955	2,053,356
Midwestern Disaster Area, 5.50%, 12/01/22	5	5,073
Midwestern Disaster Area, 5.25%, 12/01/25	320	340,477
Midwestern Disaster Area, 5.88%, 12/01/26(a)	285	300,461
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	575	593,107
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 06/01/46	980	985,047

		4,277,521
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C:
5.75%, 11/15/19(b)	35	36,915
5.75%, 11/15/38	1,485	1,569,972

		1,606,887
Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	705	748,893
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(d)	865	799,390

		1,548,283
Louisiana — 1.9%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 02/01/19(b)	570	584,729
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 01/01/41	430	449,066
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	700	746,179
5.25%, 05/15/31	600	644,850
5.25%, 05/15/32	765	830,874
5.25%, 05/15/33	830	894,591
5.25%, 05/15/35	350	378,556

		4,528,845
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A:
5.00%, 07/01/19(b)	65	67,292
5.00%, 07/01/39	145	149,179

		216,471
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(b)	300	322,617
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	530	552,933
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	305	343,351
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(b)	1,520	1,677,548

		2,896,449

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts — 1.4%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 05/15/59	$1,165	$1,366,033
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42(a)	1,575	1,575,945
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 07/01/19(b)	255	263,991

		3,205,969
Michigan — 3.1%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	3,085	3,298,513
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	530	565,950
5.50%, 05/15/36	425	447,810
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	630	681,257
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(b)	2,105	2,225,132

		7,218,662
Minnesota — 0.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18(b)	2,135	2,191,471

Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 09/01/19(b)	675	706,205

Missouri — 1.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	175	192,174
State of Missouri Health & Educational Facilities Authority, Refunding RB:
Mercy Health, Series C, 5.00%, 11/15/47	1,905	2,112,150
St. Louis College of Pharmacy Project, 5.50%, 05/01/43	175	187,684

		2,492,008
Nebraska — 0.3%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	575	631,810

New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 08/01/19(b)	3,035	3,186,386

New Jersey — 7.8%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	735	778,755
5.25%, 11/01/44	1,095	1,160,426
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	775	782,192
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 09/15/23	1,410	1,522,053
5.25%, 09/15/29	1,365	1,480,970
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	1,060	1,130,437
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	1,550	1,716,454
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 07/01/22(b)	1,210	1,344,576
Series A, 5.00%, 01/01/43	715	774,638
Series E, 5.00%, 01/01/45	1,875	2,055,975

Security	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/44	$315	$328,287
Transportation Program, Series AA, 5.00%, 06/15/44	580	604,401
Transportation System, Series A, 5.50%, 06/15/41	1,575	1,643,087
Transportation System, Series B, 5.25%, 06/15/36	1,705	1,772,927
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	390	433,146
Sub-Series B, 5.00%, 06/01/46	550	577,071

		18,105,395
New York — 8.3%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	310	334,775
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,300	1,353,820
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	1,800	1,703,592
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	233	247,577
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,405	1,374,343
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/39	680	769,733
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 04/01/19(b)	1,450	1,501,258
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,715	1,934,657
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/19(b)	1,740	1,823,972
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	765	822,283
New York Counties Tobacco Trust IV, Refunding RB, Tobacco Settlement Pass-Through Bonds, Series A, 5.00%, 06/01/38	1,415	1,406,071
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	850	899,122
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	2,275	2,389,978
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	245	266,572
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	605	658,954
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	900	985,563
6.00%, 12/01/42	875	956,795

		19,429,065
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 06/01/19(b)	970	1,002,951
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	415	476,988

		1,479,939
Ohio — 1.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	2,570	2,569,974
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	470	512,258
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	290	324,539

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio (continued)
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	$580	$631,974

		4,038,745
Oklahoma — 1.0%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	855	936,037
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	1,420	1,452,333

		2,388,370
Pennsylvania — 4.0%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B, 5.00%, 07/01/47	330	363,878
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	460	497,177
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	75	83,876
5.00%, 06/01/34	100	111,119
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	415	408,418
5.00%, 09/01/43	905	1,005,184
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 04/01/39	2,520	2,611,123
AMT, 5.00%, 06/30/42	2,015	2,156,916
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,105	1,161,576
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	795	865,016

		9,264,283
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,345	1,312,236
5.63%, 05/15/43	1,280	1,224,077

		2,536,313
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	580	623,581
Series B, 4.50%, 06/01/45	1,900	1,919,456
Series B, 5.00%, 06/01/50	2,605	2,668,849

		5,211,886
South Carolina — 3.6%
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/40	2,285	2,421,437
AMT, 5.25%, 07/01/55	925	1,021,810
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,385	2,603,204
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	2,260	2,458,496

		8,504,947
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	980	1,041,015
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	495	543,985

		1,585,000

Security	Par (000)	Value
Texas — 9.1%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(b)	$1,480	$1,633,402
Sub-Lien, 5.00%, 01/01/33	250	269,680
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	440	477,721
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,643,670
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 10/01/20(b)	485	517,927
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 07/01/39	1,070	1,076,249
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	325	390,419
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18(b)	1,910	1,969,917
Dallas-Fort Worth Texas International Airport, Refunding ARB, AMT, Series E, 5.00%, 11/01/32	3,065	3,237,927
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 08/15/19(b)	450	474,975
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(b)(c)	1,400	593,208
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48(e)	1,825	2,074,842
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	2,000	2,194,760
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,827,636
University of Texas System, Refunding RB, Permanent University Fund, Series B, 4.00%, 07 /01/47	2,725	2,816,996

		21,199,329
Utah — 0.3%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	665	738,190

Virginia — 2.2%
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 07/01/42	625	643,400
Residential Care Facility, 5.00%, 07/01/47	970	996,326
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	810	957,857
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	550	597,630
6.00%, 01/01/37	1,830	2,036,479

		5,231,692
Washington — 2.3%
Grant County Public Utility District No. 2, Refunding RB, Series A, 5.00%, 01/01/43	1,555	1,727,092
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 05/01/42	1,085	1,214,126
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	540	582,298
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	1,625	1,771,494

		5,295,010
Wisconsin — 3.6%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(b)	4,980	5,185,773

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Wisconsin (continued)
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%,11/15/33	$1,710	$1,783,496
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,305	1,314,357

		8,283,626
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 01/01/19(b)	210	214,353

Total Municipal Bonds — 117.4% (Cost — $255,939,142)		273,586,244

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 9.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area:
Toll Bridge, 4.00%, 04/01/42(g)	2,257	2,336,210
Series F-1, 5.63%, 04/01/19(b)	2,271	2,350,852
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(b)(g)	1,844	1,871,025
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	6,600	6,911,080
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	4,121	4,369,859
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	2,250	2,553,251
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	748	779,603

		21,171,880
Colorado — 2.6%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 09/01/36	1,650	1,650,000
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(g)	1,490	1,536,771
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	2,700	2,758,145

		5,944,916
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(b)	3,939	4,213,881

Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 09/01/18(b)	2,259	2,283,313

Massachusetts — 2.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	1,502	1,533,301
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,502	4,845,606

		6,378,907
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(b)(g)	1,410	1,460,259

New York — 9.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	1,110	1,154,529
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(g)	1,110	1,211,512

Security	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	$3,240	$3,649,885
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,440	8,105,523
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	4,460	4,935,233
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,860	2,081,718

		21,138,400
North Carolina — 1.4%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series B, 5.00%, 10/01/55	1,830	2,038,950
Wake Forest University, 5.00%, 01/01/19(b)	1,080	1,102,469

		3,141,419
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 01/01/19(b)	9,644	9,873,226

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,695	1,930,221

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	1,140	1,151,582

Texas — 6.5%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	1,720	1,855,858
County of Harris Texas, RB, Toll Road, Senior Lien, Series A(g):
5.00%, 08/15/19(b)	2,620	2,711,030
5.00%, 08/15/38	2,004	2,073,704
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	2,350	2,536,590
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	1,504	1,512,084
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 09/15/42	2,295	2,314,056
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	2,041	2,241,912

		15,245,234
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/41	2,519	2,612,784

Virginia — 2.6%
University of Virginia, Refunding RB, General, 5.00%, 06/01/18(b)	3,749	3,758,955
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,095	2,203,516

		5,962,471
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(b)(g)	3,959	4,080,812

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.8% (Cost — $103,402,483)		106,589,305

Total Long-Term Investments — 163.2% (Cost — $359,341,625)		380,175,549

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.48%(h)(i)	733,990	$733,990

Total Short-Term Securities — 0.3% (Cost — $733,990)		733,990

Total Investments — 163.5% (Cost — $360,075,615)		380,909,539
Liabilities in Excess of Other Assets — (0.4)%		(887,625)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.2)%		(63,400,554)
VMTP Shares at Liquidation Value — (35.9)%		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$232,921,360

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	When-issued security.
(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to February 15, 2031, is $13,416,493. See Note 4 of the Notes to Financial Statements for details.
(h)	Annualized 7-day yield as of period end.

(i)	During the year ended April 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	575,572	158,418	733,990	$733,990	$25,710	$522	$(57)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	22	06/20/18	$2,632	$13,233
Long U.S. Treasury Bond	50	06/20/18	7,192	(6,182)
5-Year U.S. Treasury Note	11	06/29/18	1,249	5,542

				$12,593

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$18,775	$—	$18,775

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$6,182	$—	$6,182

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Fund, Inc. (MHD)

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$547,023	$—	$547,023

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$250,959	$—	$250,959

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$15,398,434

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$380,175,549	$—	$380,175,549
Short-Term Securities	733,990	—	—	733,990

	$733,990	$380,175,549	$—	$380,909,539

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$18,775	$—	$—	$18,775
Liabilities:
Interest rate contracts	(6,182)	—	—	(6,182)

	$12,593	$—	$—	$12,593

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of year end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(63,165,719)	$—	$(63,165,719)
VMTP Shares at Liquidation Value	—	(83,700,000)	—	(83,700,000)

	$—	$(146,865,719)	$—	$(146,865,719)

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 111.0%

Alabama — 1.3%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$1,875	$2,155,556

Arizona — 1.1%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	890	907,871
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	810	945,829

		1,853,700
California — 14.3%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 0.00%, 08/01/20(b)	2,000	1,910,400
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	1,110	1,159,195
Sutter Health, Series B, 6.00%, 08/15/20(c)	1,585	1,730,772
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	445	497,879
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	80	87,268
5.25%, 08/15/49	195	211,347
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	120	130,531
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	730	773,793
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 07/01/19(c)	1,090	1,131,529
Loma Linda University Medical Center, 5.00%, 12/01/46(a)	235	247,431
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 05/15/39	400	413,764
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	185	216,750
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 06/01/47	1,190	1,224,177
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 07/01/29(b)	2,525	1,742,553
San Marino Unified School District, GO, Series A (NPFGC), 0.00%, 07/01/19(b)	2,070	2,026,116
State of California, GO, Various Purposes:
6.50%, 04/01/19(c)	3,965	4,132,363
6.00%, 03/01/33	1,265	1,361,646
6.50%, 04/01/33	3,360	3,502,128
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	405	450,324
Sub-Series I-1, 6.38%, 11/01/19(c)	600	640,926
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 06/01/25	935	937,001

		24,527,893
Colorado — 1.5%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 07/01/40	1,055	1,092,969
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	510	541,350
University of Colorado, RB, Series A, 5.38%, 06/01/19(c)	920	954,417

		2,588,736

Security	Par (000)	Value
Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	$285	$281,344
Sub-Series B-1, 4.00%, 05/15/45	265	265,996

		547,340
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	570	601,527
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	605	659,480
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,050	2,125,870

		3,386,877
District of Columbia — 3.8%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.00%, 10/01/39	255	263,976
1st Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,038,230
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34(b)	10,170	5,232,465

		6,534,671
Florida — 5.8%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19(c)	1,725	1,815,356
City of Tampa Florida, RB, Baycare Health System, Series A, 4.00%, 11/15/46	1,930	1,947,158
Country of Broward Florida Airport System, ARB, AMT, 5.00%, 10/01/47	1,600	1,780,176
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18(c)	545	552,913
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	700	766,031
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	1,525	1,770,357
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	1,130	1,246,243

		9,878,234
Georgia — 0.4%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	270	308,305
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	440,089

		748,394
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	680	722,826

Idaho — 1.4%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 08/01/32	2,000	2,008,040
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	390	436,449

		2,444,489
Illinois — 15.4%
Chicago Board of Education, GO, Series H, 5.00%, 12/01/46	240	235,337
Chicago Board of Education, GO, Refunding, Dedicated Revenues:
Series C, 5.00%, 12/01/34	240	239,722
Series D, 5.00%, 12/01/25	435	459,695
Chicago Board of Education, GO, Refunding Series F, 5.00%, 12/01/24	340	358,887
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/34	885	895,868

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 01/01/32	$2,290	$2,370,264
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	587	590,217
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(c)	2,100	2,296,350
Series A, 5.75%, 01/01/39	400	433,608
Series C, 6.50%, 01/01/21(c)	2,935	3,262,106
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	530	565,171
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	410	430,639
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(c)	800	841,584
Presence Health Network, Series C, 4.00%, 02/15/41	745	737,267
Southern Illinois Healthcare Enterprises, Inc., 4.00%, 03/01/35	1,290	1,290,890
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/47(b)	9,555	2,373,749
Series B (AGM), 5.00%, 06/15/50	2,230	2,322,723
Series B-2, 5.00%, 06/15/50	1,260	1,276,859
Railsplitter Tobacco Settlement Authority, RB(c):
5.50%, 06/01/21	230	252,988
6.00%, 06/01/21	500	557,390
State of Illinois, GO:
5.00%, 02/01/39	810	813,151
Series A, 5.00%, 04/01/38	1,920	1,928,218
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(c)	315	326,768
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/38	915	996,975
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	520	557,596

		26,414,022
Indiana — 4.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	415	484,425
7.00%, 01/01/44	1,000	1,173,300
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,660	1,810,164
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	225	239,603
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	740	785,880
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	210	225,162
Sisters of St. Francis Health Services, 5.25%, 11/01/19(c)	420	440,290
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(c)	1,360	1,410,102
5.75%, 05/01/31	300	311,478
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(c)	565	580,419
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	640	703,091

		8,163,914
Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	240	252,074

Security	Par (000)	Value
Iowa (continued)
Midwestern Disaster Area, 5.25%, 12/01/25	$940	$1,000,151
Midwestern Disaster Area, 5.88%, 12/01/26(a)	210	221,392
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	510	526,060

		1,999,677
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C:
5.75%, 11/15/19(c)	25	26,368
5.75%, 11/15/38	1,080	1,141,798

		1,168,166
Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	525	557,687
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(e)	635	586,835

		1,144,522
Louisiana — 2.7%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 02/01/19(c)	420	430,853
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 01/01/41	310	323,745
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,250	1,272,163
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	510	543,645
5.25%, 05/15/31	435	467,516
5.25%, 05/15/32	555	602,791
5.25%, 05/15/33	600	646,692
5.25%, 05/15/35	255	275,805

		4,563,210
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A:
5.00%, 07/01/19(c)	45	46,587
5.00%, 07/01/39	105	108,026

		154,613
Maryland — 1.5%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(c)	220	236,586
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	390	406,875
Maryland Health & Higher Educational Facilities Authority, RB:
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	20	22,515
University of Maryland Medical System Issue, 4.00%, 07/01/48	755	745,834
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(c)	1,095	1,208,497

		2,620,307
Massachusetts — 2.4%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 05/15/59	845	990,813
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42(a)	1,155	1,155,693
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 07/01/19(c)	360	372,693

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 06/01/40	$815	$823,688
Massachusetts Housing Finance Agency, RB, M/F Housing, Series D, 3.95%, 12/01/52	845	808,116

		4,151,003
Michigan — 3.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	2,235	2,389,684
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(c)	380	405,775
5.50%, 05/15/36	310	326,638
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	455	492,019
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(c)	1,520	1,606,747

		5,220,863
Minnesota — 0.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18(c)	1,540	1,580,733

Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	125	137,268
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	130	139,422

		276,690
New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 08/01/19(c)	1,530	1,606,316
New Hampshire Housing Finance Authority, RB, Cimarron, Whittier Falls & Marshall (FHA), 4.00%, 07/01/52	800	797,008

		2,403,324
New Jersey — 7.0%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	530	561,551
5.25%, 11/01/44	790	837,202
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	560	565,197
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 09/15/23	1,040	1,122,649
5.25%, 09/15/29	990	1,074,110
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	1,125	1,245,814
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	1,355	1,485,785
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/44	225	234,491
Transportation Program, Series AA, 5.00%, 06/15/44	420	437,669
Transportation System, Series A, 5.50%, 06/15/41	1,025	1,069,311
Transportation System, Series B, 5.25%, 06/15/36	1,235	1,284,202
South Jersey Port Corp., ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/42	195	208,395
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/46	770	831,346
Series A, 5.25%, 06/01/46	200	222,126
Sub-Series B, 5.00%, 06/01/46	775	813,145

		11,992,993

Security	Par (000)	Value
New York — 7.3%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	$740	$799,141
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,000	1,041,400
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	1,355	1,282,426
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	262	277,892
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,020	997,744
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 04/01/19(c)	1,050	1,087,117
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,255	1,415,740
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/19(c)	1,270	1,331,290
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	615	650,541
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	1,495	1,570,557
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	175	190,409
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	440	479,239
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	650	711,796
6.00%, 12/01/42	630	688,892

		12,524,184
North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(c)	305	350,558

Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	1,855	1,854,981
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	350	381,469
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	420	457,636

		2,694,086
Oklahoma — 0.9%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/57	625	693,363
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	885	905,151

		1,598,514
Pennsylvania — 5.7%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	335	362,075
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	110	123,019
5.00%, 06/01/34	195	216,682
5.00%, 06/01/35	365	404,613
County of Berks IDA, Refunding RB, Tower Health Project, 4.00%, 11/01/39	1,835	1,835,000

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	$320	$314,925
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 04/01/39	1,830	1,896,173
AMT, 5.00%, 06/30/42	440	470,989
Pennsylvania Economic Development Financing Authority, Refunding RB:
National Gypsum Co., AMT, 5.50%, 11/01/44	800	840,960
Series A, 4.00%, 11/15/42	130	131,232
Series A, 4.00%, 11/15/47	2,000	2,004,700
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	585	636,521
State Public School Building Authority, Refunding RB, The School District of Philadelphia Project, Series A, 5.00%, 06/01/34	550	608,102

		9,844,991
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	975	951,249
5.63%, 05/15/43	925	884,587

		1,835,836
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	420	451,559
Series B, 4.50%, 06/01/45	1,375	1,389,080
Series B, 5.00%, 06/01/50	1,895	1,941,446

		3,782,085
South Carolina — 3.8%
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/40	1,650	1,748,521
AMT, 5.25%, 07/01/55	670	740,122
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,040	2,226,640
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,635	1,778,602

		6,493,885
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	720	764,827
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	360	395,626

		1,160,453
Texas — 6.9%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(c)	1,070	1,180,905
Sub-Lien, 5.00%, 01/01/33	180	194,170
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	320	347,434
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 07/01/39	535	538,124
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(c)	240	288,310
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18(c)	1,380	1,423,290

Security	Par (000)	Value
Texas (continued)
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(b):
0.00%, 09/15/40	$2,525	$945,486
0.00%, 09/15/41	1,395	495,853
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 08/15/19(c)	320	337,760
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 04/01/35	145	155,633
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(b)(c)	1,015	430,076
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48(f)	670	761,723
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	1,165	1,278,448
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,397,604
University of Texas System, Refunding RB, Permanent University Fund, Series B, 4.00%, 07/01/41(g)	1,975	2,041,676

		11,816,492
Virginia — 1.9%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	1,090	1,288,969
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	400	434,640
6.00%, 01/01/37	1,345	1,496,756

		3,220,365
Washington — 1.0%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	390	420,549
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	1,195	1,302,729

		1,723,278
Wisconsin — 3.4%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(c)	3,620	3,769,579
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,235	1,288,080
Wisconsin Health & Educational Facilities Authority, RB, Aspirus, Inc. Obligated Group, 5.00%, 08/15/52	780	855,816

		5,913,475

Total Municipal Bonds — 111.0% (Cost — $178,007,589)		190,200,955

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California — 9.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area:
Toll Bridge, 4.00%, 04/01/42(h)	1,638	1,695,303
Series F-1, 5.63%, 04/01/19(c)	1,640	1,698,413
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(c)(h)	1,335	1,353,831
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(c)	4,770	4,994,826
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	2,967	3,146,298

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	$1,635	$1,855,363
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(c)	553	576,906

		15,320,940
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 09/01/36(c)	1,200	1,200,000
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(h)	1,080	1,113,901
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,950	1,991,993

		4,305,894
Florida — 2.6%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(c)	2,840	3,037,417
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	1,290	1,433,568

		4,470,985
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 09/01/18(c)	1,649	1,667,021

Maryland — 2.1%
City of Baltimore Maryland Water Utility Fund, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,515	1,695,691
State of Maryland Stadium Authority Revenue, RB, Construction and Revitalization Program, 5.00%, 05/01/42	1,740	1,972,708

		3,668,399
Massachusetts — 3.3%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	1,982	2,256,998
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	3,211	3,456,532

		5,713,530
Nevada — 1.5%
Clark County Nevada, 5.00%, 05/01/48	2,260	2,566,637

New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(c)(h)	1,020	1,056,358

New York — 10.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	810	842,495
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	3,299	3,373,672
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(h)	810	884,076
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,340	2,636,028
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	5,400	5,883,041
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(h)	3,250	3,596,302
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,350	1,510,924

		18,726,538

Security	Par (000)	Value
North Carolina — 1.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series B, 5.00%, 10/01/55	$1,320	$1,470,718
Wake Forest University, 5.00%, 01/01/19(c)	800	816,644

		2,287,362
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 01/01/19(c)	6,974	7,140,047

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,229	1,399,856

Texas — 8.0%
City of Houston Texas Community College, GOL, 4.00%, 02/15/43	1,395	1,416,204
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	1,260	1,359,524
County of Harris Texas, RB, Toll Road, Senior Lien, Series A(h):
5.00%, 08/15/19(c)	1,905	1,971,659
5.00%, 08/15/38	1,457	1,508,148
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,710	1,845,774
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,858	2,118,518
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	1,499	1,511,617
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	1,801	1,978,157

		13,709,601
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/41	1,395	1,446,362

Virginia — 2.6%
University of Virginia, Refunding RB, General, 5.00%, 06/01/18(c)	2,729	2,736,519
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,633,452

		4,369,971
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(c)(h)	2,859	2,947,253

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 53.0% (Cost — $88,472,403)		90,796,754

Total Long-Term Investments — 164.0% (Cost — $266,479,992)		280,997,709

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Shares		Value
Short-Term Securities — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.48%(i)(j)	978,065	$978,065

Total Short-Term Securities — 0.6% (Cost — $978,065)		978,065

Total Investments — 164.6% (Cost — $267,458,057)		281,975,774
Liabilities in Excess of Other Assets — (0.8)%		(1,341,322)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (31.7)%		(54,288,738)
VMTP Shares at Liquidation Value — (32.1)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$171,345,714

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	When-issued security.
(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to February 15, 2031, is $9,716,216. See Note 4 of the Notes to Financial Statements for details.
(i)	Annualized 7-day yield as of period end.

(j)	During the year ended April 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	712,360	265,705	978,065	$978,065	$19,198	$474	$(71)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	13	06/20/18	$1,555	$6,547
Long U.S. Treasury Bond	40	06/20/18	5,754	(1,718)
5-Year U.S. Treasury Note	8	06/29/18	908	2,123

				$6,952

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$8,670	$—	$8,670

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$1,718	$—	$1,718

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH)

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$481,810	$—	$481,810

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$133,767	$—	$133,767

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$11,204,588

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$280,997,709	$—	$280,997,709
Short-Term Securities	978,065	—	—	978,065

	$978,065	$280,997,709	$—	$281,975,774

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$8,670	$—	$—	$8,670
Liabilities:
Interest rate contracts	(1,718)	—	—	(1,718)

	$6,952	$—	$—	$6,952

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of year end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(54,099,850)	$—	$(54,099,850)
VMTP Shares at Liquidation Value	—	(55,000,000)	—	(55,000,000)

	$—	$(109,099,850)	$—	$(109,099,850)

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments April 30, 2018	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 135.3%

Alabama — 1.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(a)	$2,330	$2,432,683
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	565	624,579

		3,057,262
California — 23.9%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/18(a)	2,895	2,937,759
California Health Facilities Financing Authority, RB, Sutter Health:
Series A, 4.00%, 11/15/42	125	126,883
Series B, 6.00%, 08/15/20(a)	1,730	1,889,108
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 08/01/19(a)	1,325	1,387,858
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	1,085	1,225,594
2nd, 5.25%, 05/01/33	850	941,885
5.00%, 05/01/44	1,090	1,188,841
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 07/01/38	1,575	1,584,135
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.50%, 03/01/30	2,400	2,592,744
5.75%, 03/01/34	2,180	2,369,878
City of Sunnyvale California, Refunding RB, 5.25%, 04/01/20(a)	1,605	1,708,378
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,500	2,860,725
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 07/01/18(a)	2,100	2,113,041
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 08/01/18(a)	1,850	1,867,520
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,420	1,649,415
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(a)	1,000	1,075,160
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 08/01/33	1,825	1,840,075
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(a)	1,335	1,485,161
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(a)	3,170	3,641,537
5.25%, 05/15/38	900	1,015,974
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,500	1,726,470
5.50%, 11/01/31	2,465	2,833,074
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	725	817,720
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	540	622,339

		41,501,274
Colorado — 2.3%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,126,090
5.50%, 11/15/30	340	380,664
5.50%, 11/15/31	405	452,344

Security	Par (000)	Value
Colorado (continued)
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 05/15/19(a)	$1,900	$1,978,527

		3,937,625
Connecticut — 1.0%
State of Connecticut, GO, Series A, 5.00%, 04/15/38	985	1,077,905
State of Connecticut Health & Educational Facility Authority, Refunding RB, Sacred Heart University Issue, Series I-1, 5.00%, 07/01/42	590	651,053

		1,728,958
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/18(a)	2,000	2,031,080

Florida — 16.2%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	400	449,332
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	2,845	3,113,682
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,735	1,943,772
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,619,895
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	110	111,075
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,015	1,127,107
Series A, 6.00%, 10/01/38	1,000	1,144,560
Series B, AMT, 6.25%, 10/01/38	460	532,188
Series B, AMT, 6.00%, 10/01/42	615	703,240
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,900	3,144,267
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	3,465	3,803,946
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	4,645	4,854,118
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	1,040	1,174,046
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(a)	3,995	4,404,647

		28,125,875
Hawaii — 1.5%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 08/01/25	425	472,396
5.25%, 08/01/26	460	508,705
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 07/01/45	1,500	1,652,400

		2,633,501
Illinois — 15.0%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,000	1,075,350
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	960	1,049,760
3rd Lien, Series A, 5.75%, 01/01/39	185	200,544
3rd Lien, Series C, 6.50%, 01/01/21(a)	5,225	5,807,326
Senior Lien, Series D, AMT, 5.00%, 01/01/42	430	467,767
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18(a)	2,000	2,048,960
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,070,200
Sales Tax Receipts, 5.25%, 12/01/40	1,790	1,908,784

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	$2,050	$2,146,165
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,312,925
5.25%, 12/01/43	1,505	1,559,345
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/41	555	608,236
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	1,405	1,545,430
6.00%, 06/01/21	400	445,912
State of Illinois, GO:
5.25%, 02/01/31	875	898,922
5.25%, 02/01/32	1,355	1,389,309
5.50%, 07/01/33	2,000	2,068,760
5.50%, 07/01/38	425	437,457

		26,041,152
Indiana — 3.9%
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 02/01/36	3,055	3,269,858
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 01/01/19(a)	545	558,456
5.50%, 01/01/38	2,235	2,285,221
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	565	603,041

		6,716,576
Louisiana — 4.0%
City of New Orleans Aviation Board, ARB, General Airport North Terminal Project, Series B, AMT, 5.00%, 01/01/48	3,740	4,082,920
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	1,500	1,674,060
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	1,215	1,259,275

		7,016,255
Maryland — 2.7%
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	1,430	1,583,639
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/34	2,700	3,098,061

		4,681,700
Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 01/01/47	245	264,081
5.25%, 01/01/42	545	599,467
Massachusetts Development Finance Agency, Refunding RB, Emerson College, Series A, 5.00%, 01/01/40	595	649,252
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	595	605,758

		2,118,558
Michigan — 1.1%
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 09/01/18(a)	1,910	1,950,454

Minnesota — 1.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	205	210,150
6.50%, 11/15/38	1,120	1,147,888

Security	Par (000)	Value
Minnesota (continued)
County of St. Paul Minnesota Housing & Redevelopment Authority, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	$575	$585,505

		1,943,543
Mississippi — 2.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,595	3,124,354
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(a)	1,000	1,146,590

		4,270,944
Montana — 0.3%
Montana State Board of Housing, RB, S/F, Series B-2:
3.38%, 12/01/37	245	237,969
3.50%, 12/01/42	105	102,123
3.60%, 12/01/47	165	160,020

		500,112
Nevada — 4.8%
City of Carson City Nevada, Refunding RB, Carson Tahoe Regional Healthcare Project, 5.00%, 09/01/42	340	368,169
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 07/01/39	1,410	1,481,262
County of Clark Nevada, GO:
Limited Tax, 5.00%, 06/01/18(a)	3,500	3,509,240
Stadium Improvement, Series A, 5.00%, 06/01/36(b)	1,205	1,387,232
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 07/01/19(a)	1,500	1,558,065

		8,303,968
New Jersey — 8.6%
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 01/01/43	3,000	3,268,890
(AGM), 5.00%, 01/01/31	790	871,710
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 07/01/38	2,100	2,182,845
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.63%, 12/15/28	3,170	3,242,688
Series AA, 5.50%, 06/15/39	1,890	2,019,068
Series B, 5.25%, 06/15/36	1,000	1,039,840
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	1,190	1,321,650
Sub-Series B, 5.00%, 06/01/46	905	949,544

		14,896,235
New York — 7.4%
City of New York New York, GO, Series F-1, 5.00%, 04/01/36	2,090	2,409,289
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series EE, 5.38%, 06/15/43	1,305	1,411,958
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2009, Series EE, 5.25%, 06/15/40	3,410	3,529,691
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	1,555	1,711,760
5.75%, 02/15/47	955	1,032,622
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,000	2,156,960
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	574,965

		12,827,245

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio — 1.3%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	$2,000	$2,218,920

Oklahoma — 0.6%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	955	1,018,297

Pennsylvania — 3.0%
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jeferson University, Series A, 5.00%, 09/01/48(b)	980	1,082,283
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	1,290	1,457,506
Pennsylvania Housing Finance Agency, RB, S/F, Series 125B, 3.65%, 10/01/42	1,395	1,355,368
Pennsylvania Turnpike Commission, RB, Sub-Series B-1, 5.25%, 06/01/47	170	189,467
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,000	1,099,830

		5,184,454
South Carolina — 6.0%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,180	2,480,666
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/38	1,000	1,105,120
6.00%, 07/01/38	1,695	1,913,146
5.50%, 07/01/41	1,000	1,103,620
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	1,095	1,209,603
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	2,500	2,719,575

		10,531,730
Tennessee — 1.6%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	2,500	2,762,350

Texas — 13.2%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 08/01/18(a)	2,500	2,521,150
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	1,360	1,510,158
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 05/15/19(a)	3,790	3,948,649
6.00%, 11/15/35	210	219,011
Dallas Texas Area Rapid Transit, Refunding RB, Senior Lien(a):
5.25%, 12/01/18	1,490	1,520,053
5.25%, 12/01/18	1,110	1,132,389
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	2,965	3,116,156
Series H, 5.00%, 11/01/37	2,200	2,350,326
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	1,240	1,402,452
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(a)	3,150	3,486,263
North Texas Tollway Authority, Refunding RB, 1st Tier-Series A, 5.00%, 01/01/43	910	1,024,241
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	620	688,677

		22,919,525

Security	Par (000)	Value
Vermont — 0.9%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	$1,470	$1,656,822

Virginia — 2.6%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	570	617,493
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(a)	1,300	1,335,568
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT, 5.00%, 12/31/49	2,330	2,512,695

		4,465,756
Washington — 5.6%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	1,375	1,493,057
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT:
5.00%, 05/01/37	1,450	1,634,527
5.00%, 05/01/42	385	430,819
State of Washington, GO:
Series C, 5.00%, 02/01/36	4,300	4,978,626
Various Purposes, Series B, 5.25%, 02/01/21(a)	1,075	1,167,300

		9,704,329
Wyoming — 0.2%
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 01/01/42	330	366,963

Total Municipal Bonds — 135.3% (Cost — $224,329,959)		235,111,463

Municipal Bonds Transferred to Tender Option Bond Trusts(c)
California — 2.9%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	4,500	5,106,503

Connecticut — 1.1%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,771	1,968,085

District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18(a)(d)	1,039	1,057,047

Florida — 4.3%
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 07/01/18(a)	7,500	7,552,538

Illinois — 1.5%
City of Chicago Illionis Waterworks Revenue, Refunding RB, Water Revenue Project (AGM), 2nd Lien:
2017, 5.25%, 11/01/18(a)	1,662	1,687,144
2017, 5.25%, 11/01/33	482	489,629
5.25%, 11/01/18(a)	364	369,667

		2,546,440
Maryland — 1.0%
City of Baltimore Maryland Water Utility Fund, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,499	1,677,612

Michigan — 1.9%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	3,020	3,351,505

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Nevada — 5.1%
County of Clark Nevada Water Reclamation District, GO(a):
Limited Tax, 6.00%, 07/01/18	$5,000	$5,035,025
Series B, 5.50%, 07/01/19	3,749	3,901,616

		8,936,641
New Jersey — 1.2%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,999	2,033,072

New York — 5.4%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	1,400	1,431,255
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,530	4,935,217
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(d)	2,660	2,943,435

		9,309,907
Pennsylvania — 0.8%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,184	1,316,708

Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/41	1,005	1,042,003

Virginia — 1.5%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(d)	2,320	2,627,783

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 27.9% (Cost — $47,429,757)		48,525,844

Total Long-Term Investments — 163.2% (Cost — $271,759,716)		283,637,307

Security	Shares	Value
Short-Term Securities — 1.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.48% (e)(f)	2,822,221	$2,822,221

Total Short-Term Securities —1.6% (Cost — $2,822,221)		2,822,221

Total Investments — 164.8% (Cost — $274,581,937)		286,459,528
Other Assets Less Liabilities — 0.4%		696,398
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.1)%		(26,337,756)
VMTP Shares at Liquidation Value — (50.1)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$173,818,170

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security.
(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2018 to October 1, 2024, is $3,450,256. See Note 4 of the Notes to Financial Statements for details.
(e)	Annualized 7-day yield as of period end.

(f)	During the year ended April 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	5,580,695	(2,758,474)	2,822,221	$2,822,221	$21,007	$2,303	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	28	06/20/18	$3,350	$21,502
Long U.S. Treasury Bond	28	06/20/18	4,028	19,382
5-Year U.S. Treasury Note	14	06/29/18	1,589	8,293

				$49,177

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) April 30, 2018	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$49,177	$—	$49,177

(a)	Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$391,526	$—	$391,526

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$181,278	$—	$181,278

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,430,582

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$283,637,307	$—	$283,637,307
Short-Term Securities	2,822,221	—	—	2,822,221

	$2,822,221	$283,637,307	$—	$286,459,528

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$49,177	$—	$—	$49,177

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(26,238,374)	$—	$(26,238,374)
VMTP Shares at Liquidation Value	—	(87,000,000)	—	(87,000,000)

	$—	$(113,238,374)	$—	$(113,238,374)

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 138.3%

Alabama — 0.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(a)	$4,615	$4,818,383

Arizona — 3.4%
Arizona Board of Regents, RB, University of Arizona, 5.00%, 08/01/28	2,000	2,159,480
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 02/01/30	2,685	2,864,036
Arizona Industrial Development Authority, RB, Academies of Math & Science Projects, Series B, 4.25%, 07/01/27(b)	590	575,527
City of Phoenix Arizona IDA, RB, Facility, Legacy Traditional Schools Project, Series A, 5.75%, 07/01/24(b)	750	803,798
City of Tucson Arizona, COP, Refunding, (AGC), 4.00%, 07/01/20	2,325	2,418,930
County of Pinal Arizona Electric District No. 3, Refunding RB, 5.00%, 07/01/21(a)	1,600	1,742,304
Glendale Union School District No. 205, GO, Series C (BAM):
5.00%, 07/01/24	1,945	2,172,137
5.00%, 07/01/27	500	553,540
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 07/01/27	700	755,811
5.00%, 07/01/32	1,925	2,065,987
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 09/01/35	2,050	2,170,048
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,028,510

		19,310,108
Arkansas — 0.9%
City of Benton Arkansas, RB, 5.00%, 06/01/29	1,055	1,171,462
University of Arkansas, Refunding RB:
5.00%, 03/01/31	2,315	2,620,325
5.00%, 03/01/34	1,270	1,428,280

		5,220,067
California — 4.2%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 08/15/20(a)	2,135	2,283,809
California Infrastructure & Economic Development Bank, Refunding RB, 4.00%, 11/01/31	1,335	1,395,983
City of San Jose California, Refunding ARB, AMT:
Norman Y Mineta San Jose International Airport SJC, Series A, 5.00%, 03/01/30	500	572,460
Series A-1, 5.00%, 03/01/25	2,000	2,140,280
City of San Jose California, Refunding RB, Norman Y Mineta San Jose International Airport SJC, AMT, Series A, 5.00%, 03/01/29	1,250	1,435,313
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/26	5,000	5,705,050
Sacramento County CA Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/32(c)	2,570	2,961,257
State of California, GO:
5.50%, 04/01/28	15	15,045
Various Purposes, 5.75%, 04/01/31	7,000	7,249,410

		23,758,607
Colorado — 0.5%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series B-1, 5.00%, 07/01/38	270	284,132
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, 5.00%, 12/01/34	500	555,165
University of Northern Colorado, Refunding RB, Series A, 5.00%, 06/01/31	2,000	2,227,820

		3,067,117

Security	Par (000)	Value
Connecticut — 2.6%
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 07/01/31	$4,530	$4,801,347
State of Connecticut, GO, Series A:
5.00%, 04/15/30	5,000	5,634,600
5.00%, 04/15/31	4,000	4,486,240

		14,922,187
Florida — 7.3%
Capital Region Community Development District, Refunding, Special Assessment Bonds, Series A-1:
4.13%, 05/01/23	500	499,105
4.63%, 05/01/28	500	498,415
County of Broward Florida School Board, COP, Refunding, Series A (AGM), 5.00%, 07/01/21(a)	10,000	10,905,400
County of Lee Florida, Refunding ARB, Series A, AMT (AGM), 5.00%, 10/01/27	1,635	1,764,737
County of Lee Florida, Refunding RB, Series A, AMT, 5.50%, 10/01/23	1,000	1,097,360
County of Miami-Dade Florida, RB, AMT, Series B:
6.00%, 10/01/28	3,470	3,954,898
6.00%, 10/01/29	3,480	3,962,572
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/32	5,020	5,615,975
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB, 5.00%, 07/01/32	1,500	1,639,905
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C (BHAC), 5.00%, 10/01/18(a)	8,000	8,107,920
Lakewood Ranch Stewardship District, Special Assessment Bonds:
Del Webb Project, 3.65%, 05/01/22(b)	525	525,929
Del Webb Project, 4.30%, 05/01/27(b)	520	520,296
Lakewood National and Polo Run Projects, 4.00%, 05/01/22(c)	1,230	1,234,354
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A, 4.25%, 05/01/24(c)	1,300	1,339,533
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10(d)(e)	143	91,229

		41,757,628
Georgia — 3.2%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/32	10,315	11,761,988
County of Cobb Kennestone Hospital Authority, Refunding RB, Revenue Anticipation Certificates:
5.00%, 04/01/31	800	908,232
5.00%, 04/01/32	1,250	1,411,888
County of Fulton Development Authority, RB, Revenue Anticipation Certificates, Series A, 5.00%, 04/01/32	1,000	1,129,510
Main Street Natural Gas Inc, RB, Series A, 5.50%, 09/15/28	2,500	2,986,850

		18,198,468
Hawaii — 0.9%
State of Hawaii Airports System, Refunding ARB, Series A, 5.25%, 07/01/29	5,000	5,344,500

Illinois — 15.2%
Chicago Board of Education, GO, Refunding Dedicated Revenues, Series D, 5.00%, 12/01/26	4,185	4,408,563
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT:
5.00%, 01/01/32	5,000	5,432,950
5.50%, 01/01/32	1,500	1,649,670
City of Chicago Illinois O’Hare International Airport, Refunding GARB, AMT, Series C:
5.25%, 01/01/28	1,350	1,474,470
5.25%, 01/01/29	3,020	3,291,589

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) April 30, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois O’Hare International Airport, RB, Refunding GARB, 5.00%, 01/01/32	$3,745	$4,163,129
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series A, AMT, 5.00%, 01/01/23	13,000	14,319,500
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	3,700	3,970,137
Cook County Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	1,000	1,032,000
Illinois Finance Authority, Refunding RB, CHF-Chicago, LLC-University Of Illinois at Chicago:
5.00%, 02/15/27	500	550,715
5.00%, 02/15/28	810	890,733
5.00%, 02/15/29	400	437,568
5.00%, 02/15/30	500	544,915
5.00%, 02/15/31	500	542,880
5.00%, 02/15/32	500	540,855
Madison-Macoupin Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 05/01/30	475	497,330
5.00%, 05/01/31	500	523,405
5.00%, 05/01/32	500	522,610
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, 5.00%, 12/15/28	1,200	1,303,980
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 06/01/21(a)	3,500	3,849,825
5.00%, 06/01/28	1,110	1,254,622
State of Illinois, GO:
5.25%, 02/01/30	5,000	5,149,400
5.00%, 04/01/31	1,000	1,014,780
5.00%, 05/01/31	10,000	10,144,800
Series D, 5.00%, 11/01/28	1,645	1,705,421
State of Illinois Finance Authority, Refunding RB, Southern Illinois Healthcare Enterprises, Inc.:
5.00%, 03/01/30	550	621,093
5.00%, 03/01/32	920	1,026,968
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/34	9,140	9,992,213
State of Illinois Toll Highway Authority, Refunding RB, Senior Series A, 5.00%, 12/01/31	5,220	5,945,162

		86,801,283
Indiana — 4.1%
City of Whiting Indiana, RB, BP Products North America, Inc. Project, 5.25%, 01/01/21	4,800	5,164,992
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 04/01/19	2,000	2,067,460
Indiana Finance Authority, RB, Wastewater, 1st Lien, Series A, 5.25%, 10/01/31	10,000	10,935,500
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	5,000	5,175,600

		23,343,552
Iowa — 1.1%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 04/01/23	695	752,859
5.25%, 04/01/24	730	790,772
5.25%, 04/01/25	520	563,290
5.25%, 04/01/26	360	389,758
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 09/01/20(a)	2,315	2,469,572
Upper Iowa University Project, 5.00%, 09/01/20(f)	1,000	1,043,290

		6,009,541

Security	Par (000)	Value
Kansas — 1.4%
County of Seward Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 09/01/22(a)	$1,005	$1,112,706
5.00%, 09/01/22(a)	3,990	4,447,214
5.00%, 09/01/33	1,005	1,111,399
Kansas Development Finance Authority, Refunding RB, Health Hospital Nursing Home Improvements:
5.00%, 11/15/19(a)	35	36,521
5.00%, 11/15/23	1,465	1,532,053

		8,239,893
Kentucky — 0.5%
County of Louisville/Jefferson Metropolitan Government, Refunding RB, Catholic Health Initiatives:
5.00%, 12/01/35	120	126,041
Series A, 5.00%, 12/01/31	2,750	2,914,092

		3,040,133
Louisiana — 3.7%
City of Bossier City Louisiana Utilities, Refunding RB, 5.00%, 10/01/32	2,000	2,269,200
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 01/01/19(a)	850	873,775
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	3,732,003
5.00%, 12/01/28	3,715	4,023,159
New Orleans Aviation Board, RB:
General Airport, North Terminal Project, Series B, AMT, 5.00%, 01/01/32	800	898,520
Series A, 5.00%, 01/01/32	1,000	1,107,210
Series A, 5.00%, 01/01/33	1,000	1,104,050
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 4.00%, 05/01/34	3,000	3,115,650
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 07/01/28	3,660	4,042,653

		21,166,220
Maine — 0.3%
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 02/01/34	1,965	1,967,594

Maryland — 2.0%
City of Rockville Maryland, RB, Ingleside King Farm Project, 3.50%, 11/01/26	1,825	1,811,732
Maryland Economic Development Corp., RB, Transportation Facilities Project, Series A, 5.13%, 06/01/20(f)	1,375	1,444,561
Maryland Economic Development Corp., Refunding RB, Transportation Facilities Project, Series A:
5.00%, 06/01/29	1,835	2,077,899
5.00%, 06/01/30	1,015	1,148,939
5.00%, 06/01/31	1,000	1,130,060
5.00%, 06/01/32	1,000	1,127,380
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 07/01/33	1,140	1,253,898
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 07/01/33	1,500	1,648,125

		11,642,594
Massachusetts — 1.7%
Massachusetts Development Finance Agency, Refunding RB:
Emerson College Issue, Series A, 5.00%, 01/01/31	1,730	1,884,039
Suffolk University, 5.00%, 07/01/29	2,700	3,058,020
Suffolk University, 5.00%, 07/01/30	3,125	3,520,969
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 07/01/25	1,060	1,116,593

		9,579,621

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Michigan — 2.5%
County of Wayne Airport Authority, Refunding ARB, Junior Lien Series B, AMT, 5.00%, 12/01/30	$700	$792,127
Manistee Area Public Schools, GO, Refunding, (Q-SBLF), 5.00%, 05/01/25	1,000	1,082,900
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/31	4,000	4,439,880
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,722,800
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.25%, 11/15/19(a)	4,900	5,142,746

		14,180,453
Minnesota — 1.2%
City of Minneapolis, RB, YMCA of the Greater Twin Cities Project:
4.00%, 06/01/30	150	157,500
4.00%, 06/01/31	50	52,211
County of St. Paul Minnesota Housing & Redevelopment Authority, RB, Great River School Project, Series A, 4.75%, 07/01/29(b)	250	251,832
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program:
Series B, 5.00%, 08/01/36	1,000	1,081,700
Series C, 5.00%, 08/01/27	1,390	1,559,844
Series C, 5.00%, 08/01/28	740	829,644
Series C, 5.00%, 08/01/29	1,555	1,740,947
Series C, 5.00%, 08/01/30	835	933,538

		6,607,216
Missouri — 0.2%
City of St. Louis Missouri IDA, Refunding RB, Ballpark Village Development Project, Series A, 3.88%, 11/15/29	395	397,425
St. Louis County Industrial Development Authority, Refunding RB, Friendship Village St. Louis Obligated Group:
5.00%, 09/01/27	360	404,482
5.00%, 09/01/32	500	547,560

		1,349,467
Montana — 0.1%
County of Yellowstone Montana School District No. 2 Billings, GO, 5.00%, 06/15/30	500	556,695

Nebraska — 0.9%
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/30	800	894,184
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 01/01/30	1,000	1,053,420
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 01/01/30	1,000	1,085,510
5.00%, 01/01/32	2,000	2,163,740

		5,196,854
Nevada — 1.7%
County of Clark Nevada Department of Aviation, Refunding RB, 5.00%, 07/01/33	5,000	5,558,750
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	3,948,238

		9,506,988
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority Act, Refunding RB, Dartmouth-Hitchcock Obligated Group, Series A:
5.00%, 08/01/30	1,000	1,148,750
5.00%, 08/01/31	640	730,022
5.00%, 08/01/32	365	413,414

		2,292,186

Security	Par (000)	Value
New Jersey — 26.0%
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	$2,000	$2,083,200
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.13%, 09/15/23	6,040	6,519,999
Goethals Bridge Replacement Project, Private Activity Bond, 5.50%, 01/01/26	1,500	1,702,290
Goethals Bridge Replacement Project, Private Activity Bond, 5.50%, 01/01/27	1,000	1,130,960
New Jersey EDA, Refunding ARB, Port Newark Container Terminal LLC Project, AMT:
5.00%, 10/01/26	2,135	2,366,605
5.00%, 10/01/27	1,680	1,869,185
New Jersey EDA, Refunding RB:
Provident Group-Montclair Properties LLC (AGM), 5.00%, 06/01/28	1,000	1,146,790
Provident Group-Montclair Properties LLC (AGM), 5.00%, 06/01/29	1,000	1,141,700
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,137,850
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	3,881,724
School Facilities Construction, Series EE, 5.00%, 09/01/23	3,465	3,640,017
New Jersey Educational Facilities Authority, RB, Higher Education Facilities Trust Fund, 5.00%, 06/15/28	10,000	10,649,300
New Jersey Educational Facilities Authority, Refunding RB, 5.00%, 07/01/30	5,000	5,602,500
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Joseph Health System Obligated Group Issue, 5.00%, 07/01/30	1,595	1,748,120
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.50%, 12/01/26	1,000	1,061,540
Student Loan, Series 1A, 4.75%, 12/01/21	1,275	1,320,007
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/32	12,000	13,355,040
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/29	10,000	10,964,400
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,000	2,185,240
Series B, 5.25%, 06/15/26	3,500	3,724,140
Transportation Program, Series AA, 5.25%, 06/15/31	12,000	12,767,640
Transportation Program, Series AA, 5.25%, 06/15/32	2,250	2,441,520
Transportation System, Series A, 5.25%, 06/15/24	3,185	3,397,758
Transportation System, Series B, 5.50%, 06/15/31	13,970	14,796,745
Transportation System, Series C, 5.25%, 06/15/32	10,000	10,756,300
Newark Housing Authority, RB, Series A:
5.00%, 12/01/23	1,230	1,378,707
5.00%, 12/01/25	1,345	1,509,413
South Jersey Port Corp., ARB, Sobordinated Marine Terminal, Series B, AMT:
5.00%, 01/01/29	250	276,835
5.00%, 01/01/30	200	220,612
5.00%, 01/01/31	350	383,985
5.00%, 01/01/32	425	463,033
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 01/01/19(a)	1,375	1,401,042
State of New Jersey, GO, Various Purposes, 5.00%, 06/01/28	5,000	5,562,700
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/30	500	565,955
5.00%, 06/01/32	7,000	7,847,350
5.00%, 06/01/33	5,200	5,801,432

		148,801,634

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) April 30, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Mexico — 1.2%
Albuquerque Municipal School District No. 12, GO, Series 2017, 5.00%, 08/01/30	$1,250	$1,453,212
County of Albuquerque Bernalillo New Mexico Water Utility Authority, Refunding RB, 4.00%, 07/01/33	2,510	2,639,215
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.00%, 08/01/31	2,500	2,823,400

		6,915,827
New York — 14.8%
City of New York New York, GO, Refunding, Series A, 5.00%, 08/01/29	6,125	7,037,686
City of New York New York, GO:
Sub-Series B-1, 5.25%, 09/01/22	4,250	4,298,960
Sub-Series I-1, 5.50%, 04/01/19(a)	3,310	3,421,084
Sub-Series I-1, 5.50%, 04/01/21	1,690	1,746,547
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 01/15/23	3,560	3,640,634
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A:
4.00%, 06/01/22	1,000	1,029,970
4.50%, 06/01/27	1,710	1,797,125
5.00%, 06/01/35	415	437,273
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(a)	5,695	6,466,217
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A:
5.00%, 11/01/24	5,470	5,841,905
5.00%, 11/01/30	655	697,961
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 04/01/19(a)	1,000	1,032,630
Metropolitan Transportation Authority, RB(a):
Sub-Series B-1, 5.00%, 11/15/21	2,300	2,532,760
Sub-Series B-4, 5.00%, 11/15/21	1,500	1,651,800
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	2,750	2,884,282
New York State Dormitory Authority, RB, North Shore-Long Island Jewish Health System, Series A, 5.50%, 05/01/19(a)	1,495	1,548,073
New York State Dormitory Authority, Refunding RB:
4.25%, 09/01/19(a)	480	494,870
5.00%, 07/01/30	1,555	1,764,801
New York State Thruway Authority, Refunding RB, Series L, 5.00%, 01/01/32	250	290,755
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	2,475	2,581,549
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	1,000	1,000,000
State of New York Dormitory Authority, RB:
Fordham University, Series A, 5.25%, 07/01/21(a)	900	984,294
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/32	9,000	9,956,610
Mental Health Services (AGM), 5.00%, 08/15/18(a)	10	10,093
Mental Health Services (AGM), 5.00%, 08/15/18(a)	30	30,278
Mental Health Services (AGM), 5.00%, 02/15/22	325	328,055
Mental Health Services, 2nd Series (AGM), 5.00%, 08/15/18(a)	10	10,093
Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 01/15/27	6,900	6,918,492
New York University Hospitals Center, Series A, 5.00%, 07/01/20(a)	1,725	1,833,261
New York University Hospitals Center, Series A, 5.13%, 07/01/20(a)	1,670	1,779,201

Security	Par (000)	Value
New York (continued)
State of New York Dormitory Authority, Refunding RB:
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	$3,060	$3,437,512
Orange Regional Medical Center, 5.00%, 12/01/27(b)	900	998,307
Orange Regional Medical Center, 5.00%, 12/01/28(b)	1,800	1,989,270
Town of Oyster Bay, GOL, New York Public Improvement, 4.00%, 02/15/24	4,000	4,213,040

		84,685,388
North Carolina — 0.3%
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	1,500	1,643,925

Ohio — 1.2%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	6,000	6,656,760

Oklahoma — 1.6%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/28	1,575	1,783,278
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/27	1,190	1,359,872
5.00%, 10/01/28	1,265	1,441,037
5.00%, 10/01/29	1,400	1,591,828
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/29	1,200	1,350,984
5.00%, 08/15/33	1,305	1,444,257

		8,971,256
Oregon — 1.5%
County of Klamath Oregon School District, GO:
5.00%, 06/15/30	1,000	1,115,840
5.00%, 06/15/31	1,000	1,114,320
County of Umatilla Oregon School District No. 16R Pendleton, GO, Series A, 5.00%, 06/15/32	2,000	2,250,600
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 07/01/20(a)	1,835	1,953,780
State of Oregon, GO, Series H, 5.00%, 05/01/36	2,000	2,185,880

		8,620,420
Pennsylvania — 8.5%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(b):
5.00%, 05/01/22	2,000	2,150,400
5.00%, 05/01/23(c)	640	679,744
5.00%, 05/01/28(c)	835	911,887
City of Philadelphia Pennsylvania, GO, Refunding, Series A, 5.00%, 08/01/31	3,000	3,421,410
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/31	1,000	1,128,280
5.00%, 06/01/32	2,715	3,048,538
5.00%, 06/01/33	2,000	2,236,700
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,734,861
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	2,936,034
5.00%, 11/01/26	2,375	2,580,129
Montgomery County Higher Education & Health Authority, Refunding RB, Health Hospital Nursing Home Improvement, 5.00%, 09/01/32(c)	1,310	1,492,431
Pennsylvania Economic Development Financing Authority, RB, PA Bridges Finco LP, AMT, 5.00%, 12/31/28	115	127,752
Pennsylvania Turnpike Commission, RB:
Series B, 5.00%, 12/01/32	1,500	1,682,580
Sub-Series B, 5.25%, 12/01/21(a)	4,000	4,419,240

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Refunding RB:
Second Series, 5.00%, 12/01/30	$2,620	$2,960,259
Sub-Series B-2, 5.00%, 06/01/31	5,000	5,603,800
School District of Philadelphia, GOL, Series A:
5.00%, 09/01/30	1,200	1,375,032
5.00%, 09/01/31	1,000	1,140,230
5.00%, 09/01/32	1,200	1,360,428
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series A (AGC), 6.00%, 07/01/20(a)	6,225	6,731,590

		48,721,325
Rhode Island — 2.2%
Narragansett Bay Commission, Refunding RB, Series B, 5.00%, 09/01/32	4,150	4,650,573
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 04/01/29	1,000	1,084,350
Rhode Island Health & Educational Building Corp., RB, City of Newport Issue Financing Program, Series C, 5.00%, 05/15/30	2,305	2,525,842
Rhode Island Health & Educational Building Corp., Refunding RB, 5.00%, 09/01/32	2,000	2,226,880
Rhode Island Student Loan Authority, Refunding RB, Senior Series A, AMT(c):
5.00%, 12/01/24	750	829,133
5.00%, 12/01/25	850	945,795

		12,262,573
South Carolina — 2.5%
South Carolina Jobs-Economic Development Authority, Refunding RB, The Woodlands at Furman, 4.00%, 11/15/27	995	996,871
South Carolina Public Service Authority, Refunding RB, Series A:
5.00%, 12/01/30	5,500	6,096,585
5.00%, 12/01/31	5,660	6,261,318
5.00%, 12/01/32	200	221,100
5.00%, 12/01/33	800	881,440

		14,457,314
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 09/01/20(a)	1,000	1,065,590

Tennessee — 2.0%
County of Memphis-Shelby Industrial Development Board, Refunding, Tax Allocation Bonds, Graceland Project, Series A, 4.75%, 07/01/27	220	231,508
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	2,812,044
Series B, 5.00%, 11/01/22	1,000	1,043,580
Knox County Health Educational & Housing Facility Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 06/01/31(g)	3,045	3,110,224
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/35	4,000	4,425,680

		11,623,036
Texas — 10.6%
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/30	6,000	7,005,900
City of Grapevine Texas, GO, 5.00%, 02/15/33	5,685	6,262,766
City of Houston Texas, Refunding ARB, Subordinate Lien, Series A, AMT:
5.00%, 07/01/25	1,500	1,609,560
5.00%, 07/01/32	1,010	1,086,841

Security	Par (000)	Value
Texas (continued)
City of Houston TX Airport System Revenue, Refunding ARB, Sub-Series A, AMT:
5.00%, 07/01/29	$1,000	$1,161,680
5.00%, 07/01/30	1,545	1,787,519
5.00%, 07/01/31	1,430	1,646,416
5.00%, 07/01/32	1,115	1,277,500
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	8,290	8,850,818
Dallas/Fort Worth Texas International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,315,903
Series E, 5.00%, 11/01/27	4,960	5,253,434
Series F, 5.00%, 11/01/31	6,345	6,710,916
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	1,000	1,082,670
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A(b):
3.63%, 08/15/22	105	103,459
4.25%, 08/15/27	160	155,915
Red River Education Financing Corp., RB, 5.00%, 03/15/33	1,340	1,469,444
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	3,044,471
Socorro Independent School District, GO, Refunding(PSF-GTD):
5.00%, 08/15/20(a)	2,410	2,574,049
5.00%, 08/15/32	90	95,690
Via Metropolitan Transit Authority, Refunding RB:
5.25%, 08/01/28	1,585	1,777,324
5.25%, 08/01/29	1,720	1,926,022
5.25%, 08/01/33	3,000	3,350,010

		60,548,307
U.S. Virgin Islands — 0.9%
Virgin Islands Public Finance Authority, Refunding RB, Series A (AGM), 5.25%, 10/01/24	5,000	5,298,000

Utah — 0.3%
Utah Charter School Finance Authority, Refunding RB, Freedom Academy Foundation Project, 4.50%, 06/15/27(b)	1,500	1,496,595

Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	5,840,968

Washington — 0.3%
Washington State Housing Finance Commission, Refunding RB, Horizone House Project, 5.00%, 01/01/27(b)	1,355	1,520,784

West Virginia — 1.0%
West Virginia Hospital Finance Authority, Refunding RB, Charleston Area Medical Center, Inc., Series A, 5.13%, 09/01/23	4,000	4,125,800
West Virginia University, RB, West Virginia University Project, Series B, 5.00%, 10/01/30	1,500	1,619,910

		5,745,710
Wisconsin — 1.4%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 04/01/30	2,410	2,572,338
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 07/01/28	4,765	5,142,769

		7,715,107
Total Municipal Bonds — 138.3% (Cost — $766,212,482)		790,467,874

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) April 30, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 4.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Subordinate, 4.00%, 04/01/31(i)	$8,080	$8,687,333
State of California, GO, Refunding Water Utility Authority, 5.00%, 10/01/35	12,500	14,285,409

		22,972,742
Connecticut — 2.0%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Group, 5.00%, 12/01/33	10,000	11,363,968

Massachusetts — 3.4%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System:
5.00%, 07/01/32	7,500	8,668,250
Series L, 5.00%, 07/01/31	10,175	10,988,224

		19,656,474
Minnesota — 1.9%
State of Minnesota, GO, State Various Purposes, Series A, 4.00%, 08/01/20(a)	10,525	10,982,685

New York — 12.4%
City of New York, GO:
Sub-Series 1-I, 5.00%, 03/01/32	7,009	7,822,451
Refunding Series E, 5.00%, 08/01/19(a)	1,017	1,056,459
Refunding Series E, 5.00%, 08/01/27	2,489	2,584,746
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.00%, 11/15/39	4,980	5,511,034
Metropolitan Transportation Authority, Refunding RB, Series B, 5.25%, 11/15/19(a)	4,001	4,208,954
New York City Transitional Finance Authority, RB, Future Tax Secured Subordinate Bonds, SubSeries B-1, 5.00%, 08/01/36	9,444	10,695,657
Pflugerville Independent School District, GO, (PSF-GTD), 5.00%, 02/15/24(a)	7,500	8,577,150
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/32	4,009	4,408,094
Consolidated, Series 169th, 5.00%, 10/15/26	5,530	5,962,169
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	5,010	5,694,216

Security	Par (000)	Value
New York (continued)
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 03/15/33	$7,000	$8,104,320
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 03/15/32	5,501	6,094,325

		70,719,575

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.7% (Cost — $133,244,182)		135,695,444

Total Long-Term Investments — 162.0% (Cost — $899,456,664)		926,163,318

Other Assets Less Liabilities — 2.1%		12,056,633
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.9)%		(79,351,261)
VMTP Shares at Liquidation Value — (50.2)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$571,768,690

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	When-issued security.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on April 1, 2025, is $6,226,089. See Note 4 of the Notes to Financial Statements for details.

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,693,275	(4,693,275)	—	$—	$69,558	$886	$(180)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
Long U.S. Treasury Bond	48	06/20/18	$6,905	$24,214
10-Year U.S. Treasury Note	198	06/20/18	23,686	136,131
5-Year U.S. Treasury Note	54	06/29/18	6,129	28,135

				$188,480

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$188,480	$—	$188,480

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

		Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,154,823	$—	$2,154,823

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$827,962	$—	$827,962

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	53,612,037

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflects the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$926,163,318	$—	$926,163,318

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$188,480	$—	$—	$188,480

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of year end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(79,135,643)	$—	$(79,135,643)
VMTP Shares at Liquidation Value	—	(287,100,000)	—	(287,100,000)

	$—	$(366,235,643)	$—	$(366,235,643)

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments April 30, 2018	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 129.1%

Alabama — 1.6%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$805	$876,565
Sub-Lien, Series D, 6.00%, 10/01/42	3,575	4,109,927

		4,986,492
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	620	637,713

Arizona — 0.5%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	1,685	1,718,835

California — 14.7%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	2,200	2,297,504
Sutter Health, Series B, 6.00%, 08/15/20(b)	3,170	3,461,545
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	890	995,759
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	145	158,173
5.25%, 08/15/49	370	401,017
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	225	244,746
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	4,425	4,690,456
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(a):
5.00%, 12/01/41	290	306,359
5.00%, 12/01/46	455	479,069
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	5,930	6,295,406
5.25%, 05/15/39	800	827,528
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	360	419,422
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1:
5.13%, 06/01/47	2,165	2,164,935
5.75%, 06/01/47	1,630	1,676,814
San Marcos Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 08/01/42(c)	2,000	752,920
State of California, GO, Various Purposes:
6.50%, 04/01/19(b)	8,085	8,426,268
6.00%, 03/01/33	2,525	2,717,910
6.50%, 04/01/33	6,840	7,129,332
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	775	861,730
Sub-Series I-1, 6.38%, 11/01/19(b)	1,185	1,265,829
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 06/01/25	595	596,273

		46,168,995
Colorado — 0.3%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,080,765

Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	1,375	1,432,406
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 07/01/20(b)	3,385	3,604,111

		5,036,517

Security	Par (000)	Value
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$1,125	$1,187,224
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	1,165	1,269,908
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,065	4,215,446

		6,672,578
District of Columbia — 3.9%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	435	493,851
Georgetown University Issue, 5.00%, 04/01/42	500	559,430
Kipp Charter School, Series A, 6.00%, 07/01/23(b)	240	282,101
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35(c)	6,515	3,191,633
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,557,345
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33(c)	6,590	3,584,433
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34(c)	4,830	2,485,035

		12,153,828
Florida — 3.4%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida(a):
5.00%, 05/01/32	470	486,173
5.00%, 05/01/48	1,175	1,199,757
Country of Broward Florida Airport System, ARB, AMT, 5.00%, 10/01/47	290	322,657
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,340	1,466,402
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,165	1,248,624
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	3,015	3,500,083
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	2,230	2,459,400

		10,683,096
Georgia — 1.9%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	600	673,224
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,825	1,824,909
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	515	588,063
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	130	136,218
Glynn-Brunswick Memorial Hospital Authority, RB, Southeast Georgia Health System Project, 5.00%, 08/01/47	2,500	2,709,600

		5,932,014
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	1,355	1,440,338

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	745	833,730

Illinois — 20.8%
Chicago Board of Education, GO, Dedicated Revenues, Series H, 5.00%, 12/01/36	450	447,826
Chicago Board of Education, GO, Refunding, Dedicated Revenues, Series G, 5.00%, 12/01/34	450	450,999

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Chicago Board of Education, GO, Refunding Dedicated Revenues:
Series C, 5.00%, 12/01/25	$815	$859,638
Series F, 5.00%, 12/01/24	615	649,163
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/34	1,750	1,771,490
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 01/01/32	4,555	4,714,653
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	782	786,285
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	5,865	6,518,654
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,050	1,119,678
City of Chicago Illinois Waterworks, Refunding RB:
2nd Lien (AGM), 5.25%, 11/01/18(b)	875	890,006
2nd Lien (AGM), 5.25%, 11/01/33	260	263,549
2nd Lien Project, 5.00%, 11/01/42	915	962,315
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	805	845,524
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18(b)	5,000	5,114,050
Chicago LLC, University of Illinois at Chicago Project, Series A, 5.00%, 02/15/47	200	211,396
Chicago LLC, University of Illinois at Chicago Project, Series A, 5.00%, 02/15/50	100	105,306
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	1,610	1,693,688
Presence Health Network, Series C, 4.00%, 02/15/41	3,230	3,196,473
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 06/15/50	4,315	4,494,418
Series B-2, 5.00%, 06/15/50	2,500	2,533,450
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	440	483,978
6.00%, 06/01/21	1,140	1,270,849
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	510	548,505
Series A (NPFGC), 6.70%, 11/01/21	3,325	3,620,792
Series C (NPFGC), 7.75%, 06/01/20	970	1,030,460
State of Illinois, GO:
5.00%, 02/01/39	1,540	1,545,991
Series A, 5.00%, 04/01/35	3,000	3,024,570
Series A, 5.00%, 04/01/38	3,490	3,504,937
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(b)	630	653,537
State of Illinois Toll Highway Authority, RB:
Senior, Series C, 5.00%, 01/01/36	2,615	2,878,880
Senior, Series C, 5.00%, 01/01/37	2,800	3,071,992
Series A, 5.00%, 01/01/38	1,980	2,157,388
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	985	1,056,215
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	2,800	2,803,080

		65,279,735
Indiana — 4.6%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	790	922,159
7.00%, 01/01/44	1,905	2,235,136
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,280	3,576,709
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	450	479,205

Security	Par (000)	Value
Indiana (continued)
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	$1,430	$1,518,660
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	405	434,241
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	840	880,580
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(b)	2,290	2,374,364
5.75%, 05/01/31	505	524,321
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,270	1,395,197

		14,340,572
Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	2,810	2,951,371
Midwestern Disaster Area, 5.50%, 12/01/22	10	10,145
Midwestern Disaster Area, 5.25%, 12/01/25	460	489,435
Midwestern Disaster Area, 5.88%, 12/01/26(a)	410	432,243
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	855	881,924

		4,765,118
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	995	1,056,949
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	1,235	1,345,792
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(e)	1,200	1,108,980

		3,511,721
Louisiana — 3.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,320	3,654,822
Louisiana Public Facilities Authority, Refunding RB, Tulane University of Louisiana Project, 4.00%, 12/15/50	2,000	2,027,080
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	1,020	1,087,289
5.25%, 05/15/31	870	935,033
5.25%, 05/15/32	1,110	1,205,582
5.25%, 05/15/33	1,205	1,298,773
5.25%, 05/15/35	505	546,203

		10,754,782
Maryland — 0.8%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(b)	435	467,795
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	750	782,452
Maryland Health & Higher Educational Facilities Authority, RB:
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	420	472,811
University of Maryland Medical System, Series B (NPFGC), 7.00%, 07/01/22(f)	660	746,341

		2,469,399
Massachusetts — 1.8%
Massachusetts Development Finance Agency, Refunding RB(a):
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	2,205	2,206,323
New Bridge Charles, Inc., 4.00%, 10/01/32	215	211,063
New Bridge Charles, Inc., 4.13%, 10/01/42	135	130,455
New Bridge Charles, Inc., 5.00%, 10/01/57	340	355,307

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) April 30, 2018	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 07/01/19(b)	$990	$1,024,907
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 06/01/40	1,680	1,697,909

		5,625,964
Michigan — 5.1%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	4,425	4,731,254
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	760	811,551
5.50%, 05/15/36	620	653,275
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	880	951,597
Henry Ford Health System, 4.00%, 11/15/46	1,215	1,206,799
Michigan State Hospital Finance Authority, Refunding RB, McLaren Health Care, Series A, 5.75%, 05/15/18(b)	7,560	7,570,887

		15,925,363
Mississippi — 1.4%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 04/01/22	3,000	3,416,730
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 09/01/19(b)	1,065	1,114,235

		4,530,965
Missouri — 1.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	255	280,026
State of Missouri Health & Educational Facilities Authority, Refunding RB:
Mercy Health, Series C, 5.00%, 11/15/47	2,570	2,849,462
St. Louis College of Pharmacy Project, 5.50%, 05/01/43	245	262,757

		3,392,245
Nebraska — 0.8%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	825	906,510
5.00%, 09/01/42	1,445	1,573,128

		2,479,638
New Jersey — 7.2%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,675	1,774,713
5.25%, 11/01/44	1,525	1,616,119
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	1,085	1,095,069
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	1,955	2,121,097
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	1,425	1,519,691
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	2,240	2,480,553
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 07/01/22(b)	1,245	1,383,469
Series A, 5.00%, 01/01/43	740	801,723
Series E, 5.00%, 01/01/45	2,615	2,867,400
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/44	445	463,770
Transportation Program, Series AA, 5.00%, 06/15/44	825	859,708
Transportation System, Series A, 5.50%, 06/15/41	1,635	1,705,681
Transportation System, Series B, 5.25%, 06/15/36	2,460	2,558,006

Security	Par (000)	Value
New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	$525	$583,081
Sub-Series B, 5.00%, 06/01/46	745	781,669

		22,611,749
New York — 15.3%
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	6,700	6,852,894
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	1,960	2,116,643
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,800	1,874,520
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,960	1,917,233
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/39	920	1,041,403
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18(b)	7,015	7,191,567
6.50%, 11/15/18(b)	580	594,599
6.50%, 11/15/28	1,810	1,856,245
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,045	1,123,250
New York Counties Tobacco Trust IV, Refunding RB, Tobacco Settlement Pass-Through Bonds, Series A, 5.00%, 06/01/38	1,910	1,897,948
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	10,735	11,711,348
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,220	1,290,504
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	2,860	3,004,544
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	340	369,937
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	850	925,803
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	1,165	1,275,757
6.00%, 12/01/42	1,250	1,366,850
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 205th Series, 5.00%, 11/15/47	1,565	1,779,765

		48,190,810
North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	595	683,875

Ohio — 1.5%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	3,230	3,229,968
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	660	719,340
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	400	447,640
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	275	299,643

		4,696,591
Oklahoma — 1.0%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/57	1,155	1,281,334
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	1,950	1,994,401

		3,275,735

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania — 2.7%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B, 5.00%, 07/01/47	$445	$490,684
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	635	686,321
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	100	111,835
5.00%, 06/01/34	135	150,011
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A(g):
4.00%, 09/01/49	555	546,198
5.00%, 09/01/43	1,220	1,355,054
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	850	909,865
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	1,890	1,965,411
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,035	1,087,992
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,202,317

		8,505,688
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,855	1,809,812
5.63%, 05/15/43	1,770	1,692,669

		3,502,481
Rhode Island — 2.1%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	820	881,615
Series B, 4.50%, 06/01/45	2,645	2,672,085
Series B, 5.00%, 06/01/50	2,945	3,017,182

		6,570,882
South Carolina — 4.8%
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/40	3,280	3,475,849
AMT, 5.25%, 07/01/55	1,295	1,430,535
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	6,180	6,745,408
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	3,135	3,410,347

		15,062,139
Tennessee — 0.6%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	995	1,056,949
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	690	758,282

		1,815,231
Texas — 9.5%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 01/01/21(b)	2,140	2,361,811
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20(b)	235	250,954
5.00%, 10/01/35	275	292,801
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	965	1,043,918

Security	Par (000)	Value
Texas (continued)
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	$745	$845,083
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	455	546,587
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18(b)	2,000	2,062,740
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	1,000	1,049,700
Dallas-Fort Worth Texas International Airport, Refunding ARB, AMT, Series E, 5.00%, 11/01/32	4,135	4,368,297
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	670	683,306
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier System, 6.25%, 01/01/19(b)	5,690	5,854,669
1st Tier System, 6.25%, 01/01/39	1,310	1,345,252
5.00%, 01/01/38	925	1,010,812
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48(g)	2,470	2,808,143
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	2,000	2,194,760
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,775	2,983,347

		29,702,180
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/41	2,780	2,883,138
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	915	1,015,705

		3,898,843
Virginia — 1.9%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	1,095	1,294,881
Lexington Industrial Development Authority, RB, Kendal st Lexington, Series A, 5.00%, 01/01/48	820	879,729
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	1,615	1,754,859
6.00%, 01/01/37	1,940	2,158,890

		6,088,359
Washington — 2.8%
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 05/01/42	1,465	1,639,350
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	755	814,139
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	2,290	2,496,443
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	3,761,938

		8,711,870
Wisconsin — 3.8%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(b)	7,100	7,393,372
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	2,465	2,570,945

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) April 30, 2018	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	$1,810	$1,822,978

		11,787,295

Total Municipal Bonds — 129.1% (Cost — $383,524,233)		405,524,131

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 7.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area:
Toll Bridge, 4.00%, 04/01/42(i)	3,057	3,163,187
Series F-1, 5.63%, 04/01/19(b)	3,271	3,386,469
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(b)(i)	2,609	2,646,816
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	9,480	9,926,824
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	3,075	3,489,443
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	1,077	1,122,629

		23,735,368
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(i)	2,129	2,196,861

Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(b)	5,679	6,074,834

Maryland — 0.7%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 07/01/41	2,290	2,301,427

Massachusetts — 1.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	2,043	2,085,289
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,266	2,438,955

		4,524,244
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(b)(i)	2,009	2,081,646

New York — 8.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	1,575	1,638,184
City of New York New York Water & Sewer System, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD:
5.00%, 06/15/18(b)	927	929,646
5.00%, 06/15/37	5,372	5,385,886
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(i)	1,610	1,757,238
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	4,720	5,317,116
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(i)	6,440	7,126,211
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,595	2,904,333

		25,058,614

Security	Par (000)	Value
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	$2,550	$2,841,159

Ohio — 4.5%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 01/01/19(b)	13,843	14,172,610

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,340	2,664,729

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	1,530	1,545,545

South Carolina — 1.6%
South Carolina Public Service Authority, Refunding RB, Series A(b):
5.50%, 01/01/19(i)	398	407,366
5.50%, 01/01/19	4,603	4,710,304

		5,117,670
Texas — 3.3%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	2,520	2,719,048
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,400	3,669,960
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	2,030	2,041,313
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	1,831	2,011,127

		10,441,448
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(b)(i)	2,499	2,576,270

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.5% (Cost — $102,614,799)		105,332,425

Total Long-Term Investments — 162.6% (Cost — $486,139,032)		510,856,556

	Shares
Short-Term Securities — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.48%(j)(k)	986,303	986,303

Total Short-Term Securities — 0.3% (Cost — $986,303)		986,303

Total Investments — 162.9% (Cost — $487,125,335)		511,842,859
Other Assets Less Liabilities — 1.2%		3,995,402
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.6)%		(61,577,110)
VMTP Shares at Liquidation Value — (44.5)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$314,261,151

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniVest Fund II, Inc. (MVT)

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	When-issued security.
(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to April 1, 2025, is $15,744,274. See Note 4 of the Notes to Financial Statements for details.
(j)	Annualized 7-day yield as of period end.
(k)	During the year ended April 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	16,387	969,916	986,303	$986,303	$57,396	$1,630	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	29	06/20/18	$3,469	$18,192
Long U.S. Treasury Bond	55	06/20/18	7,911	(5,181)
5-Year U.S. Treasury Note	18	06/29/18	2,043	9,478

				$22,489

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$27,670	$—	$27,670

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$5,181	$—	$5,181

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is report within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) April 30, 2018	BlackRock MuniVest Fund II, Inc. (MVT)

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$694,227	$—	$694,227

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$231,552	$—	$231,552

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$18,721,662

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$510,856,556	$—	$510,856,556
Short-Term Securities	986,303	—	—	986,303

	$986,303	$510,856,556	$—	$511,842,859

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$27,670	$—	$—	$27,670
Liabilities:
Interest rate contracts	(5,181)	—	—	(5,181)

	$22,489	$—	$—	$22,489

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of year end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(61,342,524)	$—	$(61,342,524)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

	$—	$(201,342,524)	$—	$(201,342,524)

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

April 30, 2018

	MUA	MEN	MHD	MUH

ASSETS
Investments at value — unaffiliated(a)	$567,231,098	$573,352,203	$380,175,549	$280,997,709
Investments at value — affiliated(b)	2,226,571	—	733,990	978,065
Cash	—	—	7,769	5,631
Cash pledged for futures contracts	154,950	310,900	135,550	104,200
Receivables:
Interest — unaffiliated	9,689,893	7,330,624	5,610,104	3,985,008
TOB Trust	1,515,000	3,285,000	2,540,000	2,500,000
Investments sold	455,041	1,323,344	215,785	196,966
Dividends — affiliated	1,947	982	589	1,530
Capital gain distributions — affiliated	374	2,408	617	657
Prepaid expenses	17,126	72,667	21,993	20,999

Total assets	581,292,000	585,678,128	389,441,946	288,790,765

ACCRUED LIABILITIES
Bank overdraft	—	395,816	—	—
Payables:
Investments purchased	2,139,537	13,039,916	6,017,267	5,614,348
Income dividends — Common Shares	1,962,420	1,424,711	993,385	765,199
Interest expense and fees	308,081	324,631	234,835	188,888
Investment advisory fees	259,479	232,707	172,016	125,777
Variation margin on futures contracts	36,531	75,719	33,125	25,875
Directors’ and Officer’s fees	4,223	3,123	2,076	1,525
TOB Trust	—	—	2,053,772	1,495,025
Other accrued expenses	186,297	183,177	148,391	128,564

Total accrued liabilities	4,896,568	15,679,800	9,654,867	8,345,201

OTHER LIABILITIES
TOB Trust Certificates	71,924,984	87,395,145	63,165,719	54,099,850
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	—	—	83,700,000	55,000,000
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	142,317,149	—	—

Total other liabilities	71,924,984	229,712,294	146,865,719	109,099,850

Total liabilities	76,821,552	245,392,094	156,520,586	117,445,051

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$504,470,448	$340,286,034	$232,921,360	$171,345,714

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$479,963,923	$311,666,822	$211,660,385	$155,975,320
Undistributed net investment income	964,175	2,730,008	797,480	1,379,268
Accumulated net realized loss	(4,677,275)	(1,940,503)	(383,022)	(533,543)
Net unrealized appreciation (depreciation)	28,219,625	27,829,707	20,846,517	14,524,669

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$504,470,448	$340,286,034	$232,921,360	$171,345,714

Net asset value, offering and redemption price per share	$14.01	$11.46	$16.41	$15.11

(a) Investments at cost — unaffiliated	$539,051,055	$545,575,123	$359,341,625	$266,479,992
(b) Investments at cost — affiliated	$2,226,571	$—	$733,990	$978,065
(c) Preferred Shares outstanding, par value $0.10 per share	—	1,425	837	550
(d) Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”).	—	8,905	5,837	4,030
(e) Par value per Common Shares	$0.10	$0.10	$0.10	$0.10
(f) Common Shares outstanding	36,007,711	29,681,476	14,191,210	11,336,282
(g) Common Shares authorized	200,000,000	199,991,095	199,994,163	199,995,970

See notes to financial statements

FINANCIAL STATEMENTS	69

Statements of Assets and Liabilities  (continued)

April 30, 2018

	MUS	MUI	MVT

ASSETS
Investments at value — unaffiliated(a)	$283,637,307	$926,163,318	$510,856,556
Investments at value — affiliated(b)	2,822,221	—	986,303
Cash	16,892	—	—
Cash pledged for futures contracts	95,150	314,900	156,050
Receivables:
Interest — unaffiliated	4,152,345	12,470,045	8,252,559
TOB Trust	—	7,085,000	1,354,873
Investments sold	—	24,763,604	675,000
Dividends — affiliated	1,844	9,751	5,100
Capital gain distributions — affiliated	398	2,879	2,609
Prepaid expenses	21,022	30,930	23,530

Total assets	290,747,179	970,840,427	522,312,580

ACCRUED LIABILITIES
Bank overdraft	—	1,152,799	—
Payables:
Investments purchased	2,491,699	14,334,019	4,697,269
Income dividends — Common Shares	826,661	1,704,184	1,352,886
Interest expense and fees	99,382	215,618	234,586
Investment advisory fees	121,503	428,005	210,979
Variation margin on futures contracts	21,000	56,625	37,406
Directors’ and Officer’s fees	1,580	316,767	2,786
TOB Trust	—	14,396,337	—
Other accrued expenses	128,810	231,740	172,993

Total accrued liabilities	3,690,635	32,836,094	6,708,905

OTHER LIABILITIES
TOB Trust Certificates	26,238,374	79,135,643	61,342,524
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	87,000,000	287,100,000	140,000,000

Total other liabilities	113,238,374	366,235,643	201,342,524

Total liabilities	116,929,009	399,071,737	208,051,429

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$173,818,170	$571,768,690	$314,261,151

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$168,134,858	$543,452,920	$289,451,564
Undistributed net investment income	1,190,147	1,116,863	1,315,017
Undistributed net realized gain (accumulated net realized loss)	(7,433,603)	303,773	(1,245,443)
Net unrealized appreciation (depreciation)	11,926,768	26,895,134	24,740,013

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$173,818,170	$571,768,690	$314,261,151

Net asset value, offering and redemption price per share	$13.35	$14.93	$14.75

(a) Investments at cost — unaffiliated	$271,759,716	$899,456,664	$486,139,032
(b) Investments at cost — affiliated	$2,822,221	$—	$986,303
(c) Preferred Shares outstanding, par value $0.10 per share	870	2,871	1,400
(d) Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”).	6,230	15,671	8,400
(e) Par value per Common Shares	$0.10	$0.10	$0.10
(f) Common Shares outstanding	13,018,276	38,296,266	21,305,383
(g) Common Shares authorized	199,993,770	199,984,329	199,991,600

See notes to financial statements

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended April 30, 2018

	MUA	MEN	MHD	MUH

INVESTMENT INCOME
Interest — unaffiliated	$29,284,555	$24,685,354	$17,622,032	$12,816,581
Dividends — affiliated	24,826	30,721	25,710	19,198

Total investment income	29,309,381	24,716,075	17,647,742	12,835,779

EXPENSES
Investment advisory	3,172,580	2,843,510	2,125,137	1,539,665
Professional	85,230	89,407	76,175	66,308
Accounting services	83,715	82,506	58,710	45,783
Transfer agent	55,268	38,611	25,709	22,490
Directors and Officer	50,977	34,933	23,830	17,527
Custodian	25,758	25,541	16,734	12,338
Registration	13,875	11,722	9,534	9,481
Printing	11,969	10,610	9,643	9,176
Rating agency	—	41,024	40,922	40,874
Miscellaneous	43,404	44,783	35,239	29,420

Total expenses excluding interest expense, fees and amortization of offering costs	3,542,776	3,222,647	2,421,633	1,793,062
Interest expense, fees and amortization of offering costs(a)	1,184,596	4,015,096	2,772,539	1,947,236

Total expenses	4,727,372	7,237,743	5,194,172	3,740,298
Less fees waived and/or reimbursed by the Manager	(3,077)	(3,333)	(3,248)	(2,330)

Total expenses after fees waived and/or reimbursed	4,724,295	7,234,410	5,190,924	3,737,968

Net investment income	24,585,086	17,481,665	12,456,818	9,097,811

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,247,648	5,387	(272,231)	(132,735)
Investments — affiliated	(114)	(2,272)	(95)	(183)
Futures contracts	613,477	1,311,360	547,023	481,810
Capital gain distributions from investment companies — affiliated	374	2,408	617	657

	3,861,385	1,316,883	275,314	349,549

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,394,950)	(9,514,232)	(5,933,179)	(4,469,334)
Investments — affiliated	(96)	(217)	(57)	(71)
Futures contracts	279,076	523,755	250,959	133,767

	(6,115,970)	(8,990,694)	(5,682,277)	(4,335,638)

Net realized and unrealized loss	(2,254,585)	(7,673,811)	(5,406,963)	(3,986,089)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$22,330,501	$9,807,854	$7,049,855	$5,111,722

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Operations  (continued)

Year Ended April 30, 2018

	MUS	MUI	MVT

INVESTMENT INCOME
Interest — unaffiliated	$13,194,846	$35,388,095	$24,311,929
Dividends — affiliated	21,007	69,558	57,396

Total investment income	13,215,853	35,457,653	24,369,325

EXPENSES
Investment advisory	1,632,619	5,201,127	2,611,180
Professional	71,490	108,817	82,522
Accounting services	47,804	118,937	78,149
Transfer agent	21,608	47,184	31,866
Directors and Officer	17,925	72,988	32,015
Custodian	14,304	41,313	22,697
Registration	9,436	14,785	9,834
Printing	9,003	12,453	10,294
Rating agency	40,931	41,267	41,021
Miscellaneous	26,132	45,863	34,562

Total expenses excluding interest expense, fees and amortization of offering costs	1,891,252	5,704,734	2,954,140
Interest expense, fees and amortization of offering costs(a)	2,256,188	7,035,872	3,862,101

Total expenses	4,147,440	12,740,606	6,816,241
Less fees waived and/or reimbursed by the Manager	(105,932)	(7,259)	(6,318)

Total expenses after fees waived and/or reimbursed	4,041,508	12,733,347	6,809,923

Net investment income	9,174,345	22,724,306	17,559,402

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(102,554)	494,522	214,527
Investments — affiliated	1,905	(1,993)	(979)
Futures contracts	391,526	2,154,823	694,227
Capital gain distributions from investment companies — affiliated	398	2,879	2,609

	291,275	2,650,231	910,384

Net change in unrealized appreciation (depreciation) on:
Investments	(7,563,960)	(12,438,237)	(9,813,533)
Investments — affiliated	—	(180)	—
Futures contracts	181,278	827,962	231,552

	(7,382,682)	(11,610,455)	(9,581,981)

Net realized and unrealized loss	(7,091,407)	(8,960,224)	(8,671,597)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$2,082,938	$13,764,082	$8,887,805

(a)	Related to TOB Trusts and/or VMTP Shares.

See notes to financial statements.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MUA
	Year Ended April 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$24,585,086	$25,298,067
Net realized gain (loss)	3,861,385	(6,103,677)
Net change in unrealized appreciation (depreciation)	(6,115,970)	(7,831,985)

Net increase in net assets applicable to Common Shareholders resulting from operations	22,330,501	11,362,405

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(24,403,775)	(24,955,313)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	1,238,029	1,201,178

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(835,245)	(12,391,730)
Beginning of year	505,305,693	517,697,423

End of year	$504,470,448	$505,305,693

Undistributed net investment income, end of year	$964,175	$784,805

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets  (continued)

	MEN
	Year Ended April 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$17,481,665	$19,135,096
Net realized gain	1,316,883	2,216,473
Net change in unrealized appreciation (depreciation)	(8,990,694)	(23,080,927)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	9,807,854	(1,729,358)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(19,006,534)	(20,244,836)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	447,450	669,394

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(8,751,230)	(21,304,800)
Beginning of year	349,037,264	370,342,064

End of year	$340,286,034	$349,037,264

Undistributed net investment income, end of year	$2,730,008	$4,294,820

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MHD
	Year Ended April 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$12,456,818	$13,423,611
Net realized gain	275,314	1,929,867
Net change in unrealized appreciation (depreciation)	(5,682,277)	(17,165,235)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	7,049,855	(1,811,757)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(13,034,780)	(13,833,972)
From net realized gain	(189,283)	—

Decrease in net assets resulting from distributions to Common Shareholders	(13,224,063)	(13,833,972)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	411,605	465,879

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(5,762,603)	(15,179,850)
Beginning of year	238,683,963	253,863,813

End of year	$232,921,360	$238,683,963

Undistributed net investment income, end of year	$797,480	$1,705,148

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets  (continued)

	MUH
	Year Ended April 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$9,097,811	$9,771,566
Net realized gain	349,549	1,537,795
Net change in unrealized appreciation (depreciation)	(4,335,638)	(12,368,643)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	5,111,722	(1,059,282)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(9,599,378)	(10,145,858)
From net realized gain	(94,182)	—

Decrease in net assets resulting from distributions to Common Shareholders	(9,693,560)	(10,145,858)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	290,507	288,874

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(4,291,331)	(10,916,266)
Beginning of year	175,637,045	186,553,311

End of year	$171,345,714	$175,637,045

Undistributed net investment income, end of year	$1,379,268	$2,125,474

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MUS
	Year Ended April 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$9,174,345	$9,805,483
Net realized gain	291,275	544,766
Net change in unrealized appreciation (depreciation)	(7,382,682)	(11,494,637)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	2,082,938	(1,144,388)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(9,919,384)	(10,437,391)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	40,885	85,253

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(7,795,561)	(11,496,526)
Beginning of year	181,613,731	193,110,257

End of year	$173,818,170	$181,613,731

Undistributed net investment income, end of year	$1,190,147	$1,936,649

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets  (continued)

	MUI
	Year Ended April 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$22,724,306	$24,790,887
Net realized gain	2,650,231	1,224,930
Net change in unrealized appreciation (depreciation)	(11,610,455)	(32,802,123)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	13,764,082	(6,786,306)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(22,880,908)	(25,757,762)
From net realized gain	(59,474)	(5,481,919)

Decrease in net assets resulting from distributions to Common Shareholders	(22,940,382)	(31,239,681)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(9,176,300)	(38,025,987)
Beginning of year	580,944,990	618,970,977

End of year	$571,768,690	$580,944,990

Undistributed net investment income, end of year	$1,116,863	$2,528,749

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MVT
	Year Ended April 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$17,559,402	$19,206,316
Net realized gain	910,384	820,955
Net change in unrealized appreciation (depreciation)	(9,581,981)	(20,760,264)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	8,887,805	(732,993)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(18,273,763)	(19,904,361)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	1,708,157	1,823,631

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(7,677,801)	(18,813,723)
Beginning of year	321,938,952	340,752,675

End of year	$314,261,151	$321,938,952

Undistributed net investment income, end of year	$1,315,017	$2,059,292

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Cash Flows

Year Ended April 30, 2018

	MUA	MEN	MHD	MUH

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$22,330,501	$9,807,854	$7,049,855	$5,111,722
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	84,456,372	115,124,613	36,298,386	43,701,587
Purchases of long-term investments	(88,998,052)	(131,162,814)	(37,605,309)	(49,481,632)
Net (purchases) sales of short-term securities	(1,169,295)	1,790,923	(158,456)	(265,816)
Amortization of premium and accretion of discount on investments and other fees	292,220	(458,872)	391,760	26,105
Net realized (gain) loss on investments	(3,247,534)	(3,115)	272,326	132,918
Net unrealized depreciation on investments	6,395,046	9,514,449	5,933,236	4,469,405
(Increase) Decrease in Assets:
Cash pledged for futures contracts	335,000	551,000	381,000	182,000
Receivables:
Interest — unaffiliated	96,987	(15,627)	19,659	33,328
Dividends — affiliated	(1,112)	1,205	372	(672)
Capital gain distributions — affiliated	(374)	(2,408)	(617)	(657)
Prepaid expenses	(578)	(5,939)	(6,447)	(6,861)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	411	722	(2,347)	(297)
Interest expense and fees	134,040	156,069	91,768	79,613
Directors’ and Officer’s fees	(221)	(423)	(288)	(203)
Variation margin on futures contracts	9,125	27,361	3,172	9,297
Other accrued expenses	(17,210)	(11,707)	(9,217)	(5,230)

Net cash provided by (used for) operating activities	20,615,326	5,313,291	12,658,853	3,984,607

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	4,323,529	17,661,680	3,448,081	7,758,362
Repayments of TOB Trust Certificates	(1,420,922)	(4,374,886)	(3,001,888)	(2,170,452)
Proceeds from Loan for TOB Trust Certificates	1,420,922	1,336,064	—	—
Repayments of Loan for TOB Trust Certificates	(1,670,068)	(1,336,064)	—	—
Cash dividends paid to Common Shareholders	(23,268,787)	(18,809,261)	(12,966,613)	(9,481,026)
Increase (decrease) in bank overdraft	—	199,205	(130,664)	(85,860)
Amortization of deferred offering costs	—	9,971	—	—

Net cash provided by (used for) financing activities	(20,615,326)	(5,313,291)	(12,651,084)	(3,978,976)

CASH
Net increase (decrease) in cash	—	—	7,769	5,631
Cash at beginning of year	—	—	—	—

Cash at end of year	$—	$—	$7,769	$5,631

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,050,556	$3,859,027	$2,680,771	$1,867,623

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$1,238,029	$447,450	$411,605	$290,507

See notes to financial statements.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (continued)

Year Ended April 30, 2018

	MUS	MUI	MVT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,082,938	$13,764,082	$8,887,805
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	61,776,155	298,212,775	57,450,695
Purchases of long-term investments	(62,855,675)	(342,143,424)	(58,925,960)
Net (purchases) sales of short-term securities	2,761,496	4,694,213	(970,892)
Amortization of premium and accretion of discount on investments and other fees	1,196,574	6,802,097	1,064,142
Net realized (gain) loss on investments	100,649	(492,529)	(213,548)
Net unrealized depreciation on investments	7,563,960	12,438,417	9,813,533
(Increase) Decrease in Assets:
Cash pledged for futures contracts	177,000	847,000	322,000
Receivables:
Interest — unaffiliated	113,745	344,198	78,478
Dividends — affiliated	(480)	(5,837)	(3,428)
Variation margin on futures contracts	—	2,031	—
Capital gain distributions — affiliated	(398)	(2,879)	(2,609)
Prepaid expenses	(6,769)	(4,950)	(5,998)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(4,759)	9,980	(6,862)
Interest expense and fees	40,863	108,798	87,550
Directors’ and Officer’s fees	(245)	12,702	(438)
Variation margin on futures contracts	6,079	(4,310)	10,219
Other accrued expenses	(8,893)	(35,461)	(19,080)

Net cash provided by (used for) operating activities	12,942,240	(5,453,097)	17,565,607

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	638,750	28,110,130	4,674,295
Repayments of TOB Trust Certificates	(3,549,969)	—	(5,261,524)
Proceeds from Loan for TOB Trust Certificates	638,750	—	—
Repayments of Loan for TOB Trust Certificates	(638,750)	—	—
Cash dividends paid to Common Shareholders	(9,878,314)	(23,361,641)	(16,759,825)
Increase (decrease) in bank overdraft	(135,815)	704,608	(218,553)

Net cash provided by (used for) financing activities	(12,925,348)	5,453,097	(17,565,607)

CASH
Net increase (decrease) in cash	16,892	—	—
Cash at beginning of year	—	—	—

Cash at end of year	$16,892	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,215,325	$6,927,074	$3,774,551

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$40,885	$—	$1,708,157

See notes to financial statements.

FINANCIAL STATEMENTS	81

Financial Highlights

(For a share outstanding throughout each period)

	MUA
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.07	$14.45	$14.12	$13.56	$14.36

Net investment income(a)	0.68	0.70	0.72	0.73	0.77
Net realized and unrealized gain (loss)	(0.06)	(0.38)	0.35	0.59	(0.82)

Net increase (decrease) from investment operations	0.62	0.32	1.07	1.32	(0.05)

Distributions to Common Shareholders from net investment income(b)	(0.68)	(0.70)	(0.74)	(0.76)	(0.75)

Net asset value, end of year	$14.01	$14.07	$14.45	$14.12	$13.56

Market price, end of year	$13.21	$14.82	$14.74	$14.22	$12.85

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.47%	2.23%	7.90%	10.11%	0.47%

Based on market price	(6.48)%	5.56%	9.30%	17.02%	(2.06)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.93%	0.87%	0.81%	0.82%	0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.93%	0.87%	0.81%	0.82%	0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.69%	0.69%	0.70%	0.71%	0.70%

Net investment income to Common Shareholders	4.83%	4.93%	5.09%	5.24%	5.84%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$504,470	$505,306	$517,697	$505,341	$485,319

Borrowings outstanding, end of year (000)	$71,925	$67,507	$66,087	$61,066	$71,145

Portfolio turnover rate	15%	11%	18%	22%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MEN
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.77	$12.52	$12.27	$11.94	$12.63

Net investment income(a)	0.59	0.65	0.70	0.71	0.73
Net realized and unrealized gain (loss)	(0.26)	(0.72)	0.28	0.35	(0.70)

Net increase (decrease) from investment operations	0.33	(0.07)	0.98	1.06	0.03

Distributions to Common Shareholders from net investment income(b)	(0.64)	(0.68)	(0.73)	(0.73)	(0.72)

Net asset value, end of year	$11.46	$11.77	$12.52	$12.27	$11.94

Market price, end of year	$10.48	$11.69	$12.55	$11.67	$11.27

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.93%	(0.51)%	8.50%	9.49%	1.06%

Based on market price	(5.23)%	(1.42)%	14.35%	10.33%	(4.76)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.06%	1.73%	1.44%	1.44%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.06%	1.73%	1.44%	1.43%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.92%	0.89%	0.90%	0.91%	0.92%

Net investment income to Common Shareholders	4.97%	5.29%	5.71%	5.76%	6.37%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$340,286	$349,037	$370,342	$362,703	$352,878

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$142,500	$142,500	$142,500	$142,500	$142,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$338,797	$344,938	$359,889	$354,528	$347,633

Borrowings outstanding, end of year (000)	$87,395	$70,823	$67,160	$76,094	$73,379

Portfolio turnover rate	21%	12%	10%	12%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHD
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.85	$17.95	$17.59	$16.85	$18.12

Net investment income(a)	0.88	0.95	1.00	1.03	1.04
Net realized and unrealized gain (loss)	(0.39)	(1.07)	0.42	0.77	(1.22)

Net increase (decrease) from investment operations	0.49	(0.12)	1.42	1.80	(0.18)

Distributions to Common Shareholders(b)
From net investment income	(0.92)	(0.98)	(1.06)	(1.06)	(1.08)
From net realized gain	(0.01)	—	—	—	(0.01)

Total distributions to Common Shareholders	(0.93)	(0.98)	(1.06)	(1.06)	(1.09)

Net asset value, end of year	$16.41	$16.85	$17.95	$17.59	$16.85

Market price, end of year	$14.98	$16.65	$18.14	$17.25	$16.01

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.07%	(0.67)%	8.65%	11.22%	(0.15)%

Based on market price	(4.79)%	(2.87)%	11.91%	14.80%	(5.55)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.16%	1.87%	1.53%	1.50%	1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.16%	1.87%	1.53%	1.50%	1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.01%	0.99%	0.99%	0.99%	1.04%

Net investment income to Common Shareholders	5.19%	5.42%	5.75%	5.86%	6.48%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$232,921	$238,684	$253,864	$248,646	$238,113

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$83,700	$83,700	$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$378,281	$385,166	$403,302	$397,068	$384,484

Borrowings outstanding, end of year (000)	$63,166	$62,233	$60,289	$56,784	$60,238

Portfolio turnover rate	12%	9%	7%	11%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUH
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.52	$16.51	$16.21	$15.61	$16.93

Net investment income(a)	0.80	0.86	0.91	0.93	0.95
Net realized and unrealized gain (loss)	(0.35)	(0.95)	0.33	0.64	(1.17)

Net increase (decrease) from investment operations	0.45	(0.09)	1.24	1.57	(0.22)

Distributions to Common Shareholders(b)
From net investment income	(0.85)	(0.90)	(0.94)	(0.97)	(1.00)
From net realized gain	(0.01)	—	—	—	(0.10)

Total distributions to Common Shareholders	(0.86)	(0.90)	(0.94)	(0.97)	(1.10)

Net asset value, end of year	$15.11	$15.52	$16.51	$16.21	$15.61

Market price, end of year	$13.75	$15.59	$16.23	$15.28	$14.84

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.09%	(0.52)%	8.25%	10.64%	(0.40)%

Based on market price	(6.61)%	1.65%	12.90%	9.71%	(4.30)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.12%	1.83%	1.50%	1.48%	1.61%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.12%	1.83%	1.50%	1.48%	1.61%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.02%	1.00%	1.00%	1.00%	1.04%

Net investment income to Common Shareholders	5.16%	5.37%	5.66%	5.76%	6.36%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$171,346	$175,637	$186,553	$183,214	$176,395

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$55,000	$55,000	$55,000	$55,000	$55,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$411,538	$419,340	$439,188	$433,117	$420,718

Borrowings outstanding, end of year (000)	$54,100	$47,507	$46,103	$43,568	$48,497

Portfolio turnover rate	16%	10%	7%	11%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUS
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.95	$14.84	$14.57	$14.18	$15.31

Net investment income(a)	0.70	0.75	0.80	0.80	0.82
Net realized and unrealized gain (loss)	(0.54)	(0.84)	0.28	0.40	(1.13)

Net increase (decrease) from investment operations	0.16	(0.09)	1.08	1.20	(0.31)

Distributions to Common Shareholders from net investment income(b)	(0.76)	(0.80)	(0.81)	(0.81)	(0.82)

Net asset value, end of year	$13.35	$13.95	$14.84	$14.57	$14.18

Market price, end of year	$12.40	$13.38	$14.31	$13.32	$12.88

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.33%	(0.47)%	8.24%	9.20%	(1.07)%

Based on market price	(1.88)%	(1.00)%	14.09%	9.91%	(7.78)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.30%	1.95%	1.60%	1.59%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.24%	1.91%	1.58%	1.57%	1.67%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.99%	0.98%	0.99%	0.99%	0.99%

Net investment income to Common Shareholders	5.08%	5.22%	5.49%	5.49%	6.00%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$173,818	$181,614	$193,110	$189,594	$184,479

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$87,000	$87,000	$87,000	$87,000	$87,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$299,791	$308,751	$321,966	$317,924	$312,045

Borrowings outstanding, end of year (000)	$26,238	$29,150	$24,429	$21,937	$25,187

Portfolio turnover rate	21%	18%	25%	11%	46%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUI
	Year Ended April 30,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$15.17		$16.16	$15.86	$15.64	$16.60

Net investment income(a)	0.59		0.65	0.73	0.77	0.80
Net realized and unrealized gain (loss)	(0.23)		(0.83)	0.53	0.27	(0.85)

Net increase (decrease) from investment operations	0.36		(0.18)	1.26	1.04	(0.05)

Distributions to Common Shareholders(b)
From net investment income	(0.60)		(0.67)	(0.78)	(0.82)	(0.86)
From net realized gain	(0.00	)(c)	(0.14)	(0.18)	—	(0.05)

Total distributions to Common Shareholders	(0.60)		(0.81)	(0.96)	(0.82)	(0.91)

Net asset value, end of year	$14.93		$15.17	$16.16	$15.86	$15.64

Market price, end of year	$13.01		$13.96	$15.19	$14.47	$14.55

Total Return Applicable to Common Shareholders(d)
Based on net asset value	2.76%		(0.69)%	9.04%	7.27%	0.50%

Based on market price	(2.69)%		(2.77)%	12.27%	5.20%	(3.73)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.17%		1.90%	1.57%	1.52%	1.65%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.17%		1.89%	1.57%	1.52%	1.65%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.97%		0.96%	0.94%	0.96%	1.00%

Net investment income to Common Shareholders	3.87%		4.12%	4.61%	4.82%	5.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$571,769		$580,945	$618,971	$607,440	$599,066

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$287,100		$287,100	$287,100	$287,100	$287,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$299,153		$302,349	$315,594	$311,578	$308,661

Borrowings outstanding, end of year (000)	$79,136		$58,337	$63,102	$52,932	$69,070

Portfolio turnover rate	34%		12%	20%	18%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MVT
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.19	$16.17	$16.01	$15.45	$16.69

Net investment income(a)	0.83	0.91	0.98	0.99	1.03
Net realized and unrealized gain (loss)	(0.41)	(0.95)	0.18	0.61	(1.19)

Net increase (decrease) from investment operations	0.42	(0.04)	1.16	1.60	(0.16)

Distributions to Common Shareholders from net investment income(b)	(0.86)	(0.94)	(1.00)	(1.04)	(1.08)

Net asset value, end of year	$14.75	$15.19	$16.17	$16.01	$15.45

Market price, end of year	$14.05	$15.45	$17.38	$16.26	$15.16

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.79%	(0.34)%	7.61%	10.65%	(0.37)%

Based on market price	(3.74)%	(5.68)%	13.88%	14.52%	(5.74)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.11%	1.88%	1.52%	1.50%	1.63%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.11%	1.87%	1.52%	1.50%	1.63%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.91%	0.92%	0.92%	0.92%	0.96%

Net investment income to Common Shareholders	5.44%	5.78%	6.15%	6.17%	6.93%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$314,261	$321,939	$340,753	$336,320	$324,146

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$140,000	$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$324,472	$329,956	$343,395	$340,229	$331,533

Borrowings outstanding, end of year (000)	$61,343	$60,575	$69,195	$66,439	$66,715

Portfolio turnover rate	11%	9%	6%	10%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock MuniEnhanced Fund, Inc.	MEN	Maryland	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniHoldings Fund II, Inc.	MUH	Maryland	Diversified
BlackRock MuniHoldings Quality Fund, Inc.	MUS	Maryland	Diversified
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Fund to borrow money for purposes of making investments. MUA, MEN and MVT management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUA	$750,038	$291,961	$142,597	$1,184,596
MEN	836,040	324,878	108,472	1,269,390
MHD	678,812	277,761	103,482	1,060,055
MUH	528,537	215,868	78,769	823,174
MUS	316,369	125,496	43,241	485,106
MUI	764,131	330,900	87,816	1,182,847
MVT	645,430	255,650	108,070	1,009,150

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

For the year ended April 30, 2018, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUA	$124,389,704	$71,924,984	1.77% — 1.95%	$67,817,025	1.74%
MEN	148,470,679	87,395,145	1.75 — 2.39	74,774,790	1.70
MHD	106,589,305	63,165,719	1.76 — 2.39	62,747,048	1.69
MUH	90,796,754	54,099,850	1.76 — 2.39	48,665,867	1.69
MUS	48,525,844	26,238,374	1.76 — 1.93	29,081,136	1.67
MUI	135,695,444	79,135,643	1.76 — 1.83	70,865,628	1.67
MVT	105,332,425	61,342,524	1.76 — 2.39	59,542,718	1.70

(a)	The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Fund, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)	TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at April 30, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at April 30, 2018.

For the year ended April 30, 2018, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loan Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUA	$—	—%	$71,423	0.79%
MEN	—	—	17,326	0.78
MUS	—	—	21,000	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except MUI, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUA	MEN	MHD	MUH	MUS	MVT
Investment advisory fees	0.55%	0.50%	0.55%	0.55%	0.55%	0.50%

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, “net assets” mean the total assets of a Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2018, the waiver was $103,521.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended April 30, 2018, the amounts waived were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Amounts waived	$3,077	$3,333	$3,248	$2,330	$2,411	$7,259	$6,318

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended April 30, 2018, there were no fees waived by the Manager.

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended April 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
MUA	$—	$3,142,314	$10,296

7.	PURCHASES AND SALES

For the year ended April 30, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Purchases	$90,566,684	$143,293,646	$43,621,628	$55,095,129	$65,346,054	$355,315,563	$63,621,557
Sales	84,296,413	116,447,957	36,504,171	43,888,553	61,776,155	320,454,620	57,710,695

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed-income securities, non-deductible expenses, the reclassification of distributions, the expiration of capital loss carryforwards and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Paid-in capital	$(396,366)	$(9,972)	$—	$—	$(6,614,798)	$—	$—
Undistributed net investment income	(1,941)	(39,943)	(329,706)	(244,639)	(1,463)	(1,255,284)	(29,914)
Accumulated net realized gain (loss)	398,307	49,915	329,706	244,639	6,616,261	1,255,284	29,914

The tax character of distributions paid was as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax-exempt income(a)
04/30/2018	$24,283,507	$21,572,138	$14,704,730	$10,689,353	$11,690,466	$28,655,443	$21,067,211
04/30/2017	$24,851,475	$22,352,150	$15,176,378	$11,027,908	$11,833,288	$29,890,674	$22,113,439
Ordinary income(b)
04/30/2018	120,268	170,131	92,030	67,698	—	67,384	59,503
04/30/2017	103,838	38,123	565	428	23	1,802,874	38,601
Long-term capital gains(c)
04/30/2018	—	—	139,787	60,571	—	70,580	—
04/30/2017	—	—	—	—	—	4,399,618	—

Total
04/30/2018	$24,403,775	$21,742,269	$14,936,547	$10,817,622	$11,690,466	$28,793,407	$21,126,714

04/30/2017	$24,955,313	$22,390,273	$15,176,943	$11,028,336	$11,833,311	$36,093,166	$22,152,040

(a)	The Funds designate these amounts paid during the fiscal year ended April 30, 2018, as exempt-interest dividends.
(b)	Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest-related dividends and qualified short-term capital gain dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)	The Funds designate these amounts paid during the fiscal year ended April 30, 2018 as 20% rate long-term capital gain dividends.

As of period end the tax components of accumulated net earnings (losses) were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Undistributed tax-exempt income	$166,220	$1,654,391	$299,968	$97,704	$901,078	$518,702	$271,469
Undistributed ordinary income	112,282	1,669	262,317	214,595	1,210	16,482	8,680
Undistributed long-term capital gains	—		119,156	158,882	—	1,680,224	102,229
Capital loss carryforwards	(4,542,227)	(76,432)	—	—	(6,959,194)	—	—
Net unrealized gains (losses)(a)	28,770,250	27,039,584	20,579,534	14,899,213	11,740,218	26,100,362	24,427,209

	$24,506,525	$28,619,212	$21,260,975	$15,370,394	$5,683,312	$28,315,770	$24,809,587

(a)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the accrual of income on securities in default, the treatment of residual interests in TOB Trusts and the deferral of compensation to Directors.

As of April 30, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MUS
No expiration date(a)	$2,348,073	$—	$6,959,194
2019	2,194,154	76,432	—

	$4,542,227	$76,432	$6,959,194

(a)	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2018, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	MUA	MEN	MUS	MVT
Amount utilized	$4,142,751	$1,881,521	$473,246	$1,124,434

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of April 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$468,703,061	$458,840,449	$297,164,286	$212,976,711	$248,480,938	$820,614,933	$425,922,977

Gross unrealized appreciation	$36,527,996	$29,526,830	$21,849,981	$15,300,582	$12,605,188	$28,439,757	$26,005,161
Gross unrealized depreciation	(7,698,372)	(2,410,221)	(1,270,447)	(401,369)	(864,972)	(2,027,015)	(1,427,803)

Net unrealized appreciation (depreciation)	$28,829,624	$27,116,609	$20,579,534	$14,899,213	$11,740,216	$26,412,742	$24,577,358

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, MUS invested a significant portion of its assets in securities in the Transportation and County, City, Special District, School District sectors. MUI and MVT invested a significant portion of their assets in securities in the Transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year ended April 30,	MUA	MEN	MHD	MUH	MUS	MVT
2018	86,656	37,435	24,051	18,533	2,901	111,960
2017	83,132	52,845	25,957	17,531	5,658	114,327

For the years ended April 30, 2018 and April 30, 2017, shares issued and outstanding remained constant for MUI.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, as described below.

As of period end, the VRDP Shares outstanding of MEN were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	05/19/11	1,425	$142,500,000	06/01/41

Redemption Terms: MEN is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MEN is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MEN is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of MEN. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Liquidity Feature: MEN entered into a fee agreement with the liquidity provider that requires an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MEN and the liquidity provider was scheduled to expire on July 6, 2017. MEN renewed the fee agreement for an additional 364 day term which is scheduled to expire on July 5, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and MEN does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, MEN is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, MEN is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance MEN will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MEN may incur remarketing fees of 0.10% on the aggregate principal amount of all the Fund’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), MEN may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended April 30, 2018, the annualized dividend rate for MEN’s VRDP Shares was 1.92%.

Special Rate Period:

On June 20, 2012, MEN commenced an approximate three-year term ending June 24, 2015 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares are not subject to any remarketing and the dividend rate is based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not result of a failed remarketing. The short-term ratings on the VRDP Shares for MEN were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. The special rate period has been subsequently extended and is currently set to expire on June 20, 2018. Prior to June 20, 2018, the holder of the VRDP Shares and MEN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by MEN on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, MEN is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MEN will not pay any fees to the liquidity provider and remarketing agent during the special rate period. MEN will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If MEN redeems the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended April 30, 2018, VRDP Shares issued and outstanding of MEN remained constant.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (collectively, the “VMTP Funds”) have each issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sales of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Funds may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MHD	12/16/11	837	$83,700,000	01/02/19
MUH	12/16/11	550	55,000,000	01/02/19
MUS	12/16/11	870	87,000,000	01/02/19
MUI	12/07/12	2,871	287,100,000	01/02/19
MVT	12/16/11	1,400	140,000,000	01/02/19

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (continued)

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term redemption dates for MHD, MUH, MUS, MUI and MVT were extended until January 2, 2019. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Fund is required to begin to segregate liquid assets with each Funds’ custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2018, the average annualized dividend rates for the VMTP Shares were as follows:

	MHD	MUH	MUS	MUI	MVT
Rate	2.05%	2.04%	2.04%	2.04%	2.04%

For the year ended April 30, 2018, VMTP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

MUI’s offering costs that were recorded as a deferred charge and amortized over the 30-year life of MUI’s VRDP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VRDP Shares. Costs incurred in connection with the issuance of MUI’s VMTP Shares were recorded as a deferred charge and will be amortized over the life of the VMTP Shares.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUA	$—	$—
MEN	2,735,735	9,971
MHD	1,712,484	—
MUH	1,124,062	—
MUS	1,771,082	—
MUI	5,853,025	—
MVT	2,852,951	—

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUA	$0.0545	$0.0545	—	—	$—
MEN	0.0480	0.0480	VRDP	W-7	279,476
MHD	0.0700	0.0700	VMTP	W-7	173,041
MUH	0.0675	0.0675	VMTP	W-7	113,707
MUS	0.0635	0.0635	VMTP	W-7	179,864
MUI	0.0445	0.0445	VMTP	W-7	593,550
MVT	0.0635	0.0635	VMTP	W-7	289,436

(a)	Net investment income dividend paid on June 1, 2018 to Common Shareholders of record on May 15, 2018.
(b)	Net investment income dividend declared on June 1, 2018, payable to Common Shareholders of record on June 15, 2018.
(c)	Dividends declared for period May 1, 2018 to May 30, 2018.

NOTES TO FINANCIAL STATEMENTS	99

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. (the “Funds”), including the schedules of investments, as of April 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2018, and the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 20, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MUA, MEN, MHD, MUH, MUS, MUI and MVT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MEN and MUI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA, MHD, MUH, MUS and MVT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	101

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	128 RICs consisting of 311 Portfolios	None
John M. Perlowski 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 311 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs consisting of 75 portfolios. Mr. Fairbairn and Mr. Perlowski are also a board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

DIRECTOR AND OFFICER INFORMATION	103

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Funds serve at the pleasure of the Board.

Effective December 31, 2017, Jerrold B. Harris retired as a Director of the Funds.

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an interested Director of the Funds.

As of the date of this report, the portfolio managers of MUH are Ted Jaeckel, Walter O’Connor and Christian Romaglino. Mr. Romaglino joined MUH’s portfolio management team effective February 1, 2018. Mr. Romaglino has been a Director of BlackRock, Inc. since 2017; a Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; and a Portfolio Manager at Brown Brothers Harriman from 2007 to 2017.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Remarketing Agent

Citigroup Global Markets Inc.(a)

New York, NY 10179

VRDP Liquidity Provider

Citibank, N.A.(a)

New York, NY 10179

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MEN.

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except as disclosed on page 104, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	105

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notice

MUA’s amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

	Total Fiscal Year-to-Date Cumulative Distributions by Character					Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MUA	$0.678343	—	—	—	$0.678343	100%	—	—	—	100%

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
GTD	Guaranteed
HFA	Housing Finance Agency
IDA	Industrial Development Authority
ISD	Independent School District
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
S/F	Single-Family

GLOSSARY OF TERMS USED IN THIS REPORT	107

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-4/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been a principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniEnhanced Fund, Inc.	$35,900	$36,580	$0	$0	$15,400	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or

$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniEnhanced Fund, Inc.	$15,400	$15,402

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of

1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, and Christian Romaglino, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski and Romaglino have been members of the registrant’s portfolio management team since 2000 and 2017, respectively.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Christian Romaglino	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager at Brown Brothers Harriman from 2007 to 2017.

(a)(2)	As of April 30, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	20	0	0	0	0	0
	$25.15 Billion	$0	$0	$0	$0	$0
Christian Romaglino	10	0	0	0	0	0
	$4.30 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g.,

Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2018:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	$10,001 - $50,000
Christian Romaglino	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniEnhanced Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: July 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: July 5, 2018